UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)

(202) 238-2200
(Registrant’s Telephone Number)

September 30
Date of Fiscal Year End

September 30, 2017
Date of Reporting Period

Item 1. Reports to Stockholders

Calvert Small-Cap Fund (formerly, Calvert Small Cap Fund)
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Calvert Green Bond Fund

Calvert Small-Cap Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Federal Tax Information
30	Management and Organization
32	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

U.S. stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump's victory in the U.S. presidential election.
After lagging early in the period, U.S stocks moved sharply higher following President Trump's election on November 8, 2016. While its effects were broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance in early 2017.
U.S. stocks slipped in March 2017, as the failure of President Trump's health care bill in Congress raised concerns about prospects for the rest of his policy agenda including tax reform and infrastructure spending. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June. Encouraged by a range of favorable economic indicators, particularly U.S. job market gains, many investors viewed the rate hikes as a sign of a strengthening economy.
U.S. equities retreated again in August amid rising geopolitical tensions over the North Korea stand-off and the devastation in Texas left by Hurricane Harvey. Stocks soon resumed their upward trend, with some U.S. indexes reaching record highs in the final month of the period. From a sector perspective, energy stocks delivered notable performance in the quarter as oil prices rose and refinery damage from Hurricane Harvey constricted supplies. The massive flood damage from the hurricane also helped boost auto sales, which rose in September after declining for much of 2017.
Major stock indexes recorded double-digit gains for the period. The blue-chip Dow Jones Industrial Average[2] advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, added 18.61%. The technology-laden NASDAQ Composite Index delivered a 23.68% gain. Small-cap U.S. stocks, as measured by the Russell 2000® Index, generally outperformed their large-cap counterparts as measured by the S&P 500 Index during the period. Growth stocks, as a group, outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the fiscal year ending September 30, 2017, Calvert Small-Cap Fund (the Fund) Class A shares at net asset value (NAV), had a total return of 19.74%. By comparison, the Fund's benchmark, the Russell 2000® Index (the Index), returned 20.74% during the period.
The Fund narrowly underperformed the Index due to sector and industry allocation. Stock selection overall was a positive contribution to relative Fund performance versus the Index. Both the Fund and the Index recorded positive returns in 10 of the Index's 11 economic sectors.
The health care sector was the Fund's biggest detractor versus the Index due to stock selection and an underweight position in the outperforming sector. Within the sector, the health care equipment & supplies industry was a drag on relative Fund performance in the period. SurModics, Inc., a supplier of diagnostic equipment, was one of the Fund's weakest individual stocks after a disappointing earnings forecast. In the information technology sector, stock selection in the semiconductors & semiconductor equipment industry hampered relative Fund results in the 12-month period. Among the Fund's individual stock laggards was Veeco Instruments, Inc., a supplier of semiconductor equipment to the LED lighting market, as the company's sales and earnings disappointed. The energy sector also lagged during the period due primarily to an overweight position in the energy equipment & services industry. The Fund's worst-performing individual stock was US Silica Holdings, Inc., a supplier of sand used for drilling oil and gas wells. The company was hurt by increased competition. SurModics and Veeco Instruments were sold during the period.
On the positive side, the consumer discretionary sector made the largest contribution to relative Fund performance versus the Index, primarily due to stock selection. Grand Canyon Education, Inc., a for-profit college, was the Fund's top-performing stock in the period. Higher enrollment, improved financial results and expectations of a more favorable regulatory environment under the Trump administration all helped push the stock higher. The financials sector contributed to Fund performance relative to the Index thanks to stock selection along with an overweight position in the sector. Among industries in the sector, banks recorded solid returns over the 12-month period amid rising interest rates and an improved business environment for banks. Two regional banks, SVB Financial Group and East West Bancorp, Inc., were among the Fund's leading stocks. Stock selection in the consumer staples sector also contributed to relative Fund performance versus the Index in the period. Within the sector, the food products and household products industries delivered notable results. SVB Financial Group and East West Bancorp were sold during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Michael D. McLean, CFA, Christopher Madden, CFA, J. Griffith Noble, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	10/01/2004	10/01/2004	19.74%	14.09%	7.07%
Class A with 4.75% Maximum Sales Charge	—	—	14.03	12.98	6.54
Class C at NAV	04/01/2005	10/01/2004	18.82	13.20	6.15
Class C with 1% Maximum Sales Charge	—	—	17.82	13.20	6.15
Class I at NAV	04/29/2005	10/01/2004	20.29	14.71	7.78
Class Y at NAV	10/18/2013	10/01/2004	20.15	14.37	7.20

Russell 2000® Index	—	—	20.74%	13.78%	7.84%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.36%	2.25%	0.93%	1.05%
Net		1.29	2.04	0.91	1.05

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2007	$18,175	N.A.
Class I	$250,000	09/30/2007	$529,093	N.A.
Class Y	$10,000	09/30/2007	$20,051	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST STOCK HOLDINGS (% of net assets)

Industrials	18.5%	Hexcel Corp.	2.7%
Financials	17.7%	Dolby Laboratories, Inc., Class A	2.6%
Information Technology	16.3%	First American Financial Corp.	2.5%
Health Care	11.6%	ACI Worldwide, Inc.	2.5%
Consumer Discretionary	11.2%	RealPage, Inc.	2.5%
Real Estate	7.1%	Euronet Worldwide, Inc.	2.4%
Consumer Staples	5.2%	Landstar System, Inc.	2.4%
Materials	4.6%	West Pharmaceutical Services, Inc.	2.4%
Time Deposit	4.0%	Multi-Color Corp.	2.3%
Energy	2.1%	Bright Horizons Family Solutions, Inc.	2.3%
Utilities	1.2%	Total	24.6%
High Social Impact Investments	0.5%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class Y is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5] Does not include Short Term Investment of Cash Collateral for Securities Loaned.

   Fund profile subject to change due to active management.

Important Notice to Shareholders
Effective November 6, 2017, the name of Calvert Small-Cap Fund was changed from Calvert Small Cap Fund.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,047.70	$7.03**	1.37%
Class C	$1,000.00	$1,043.90	$10.86**	2.12%
Class I	$1,000.00	$1,050.00	$4.68**	0.91%
Class Y	$1,000.00	$1,049.70	$5.40**	1.05%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$6.93**	1.37%
Class C	$1,000.00	$1,014.44	$10.71**	2.12%
Class I	$1,000.00	$1,020.51	$4.61**	0.91%
Class Y	$1,000.00	$1,019.80	$5.32**	1.05%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

CALVERT SMALL-CAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 95.4%
Aerospace & Defense - 4.4%
Hexcel Corp.	142,476	8,180,972
Mercury Systems, Inc. *	94,149	4,884,450
		13,065,422

Air Freight & Logistics - 1.2%
Hub Group, Inc., Class A *	83,380	3,581,171

Banks - 9.2%
Ameris Bancorp	70,310	3,374,880
BankUnited, Inc.	72,015	2,561,574
Columbia Banking System, Inc.	112,035	4,717,794
First Hawaiian, Inc.	20,914	633,485
Sterling Bancorp	173,377	4,273,743
WesBanco, Inc.	112,605	4,619,057
Western Alliance Bancorp *	70,646	3,749,890
Wintrust Financial Corp.	47,511	3,720,586
		27,651,009

Biotechnology - 2.2%
Ligand Pharmaceuticals, Inc. *(a)	48,034	6,539,829

Capital Markets - 3.0%
Cohen & Steers, Inc.	132,046	5,214,497
Lazard Ltd., Class A	84,460	3,819,281
		9,033,778

Chemicals - 2.4%
Minerals Technologies, Inc.	47,950	3,387,668
Sensient Technologies Corp.	47,894	3,684,006
		7,071,674

Commercial Services & Supplies - 4.4%
Deluxe Corp.	84,488	6,164,244
Multi-Color Corp.	85,163	6,979,108
		13,143,352

Communications Equipment - 1.4%
NETGEAR, Inc. *	90,312	4,298,851

Construction Materials - 2.3%
US Concrete, Inc. *	88,735	6,770,480

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Consumer Services - 6.3%
Bright Horizons Family Solutions, Inc. *	78,543	6,771,192
Grand Canyon Education, Inc. *	62,262	5,654,635
ServiceMaster Global Holdings, Inc. *	141,364	6,605,940
		19,031,767

Electric Utilities - 1.2%
Portland General Electric Co.	80,908	3,692,641

Electrical Equipment - 1.5%
AZZ, Inc.	1,726	84,056
EnerSys	63,780	4,411,663
		4,495,719

Electronic Equipment, Instruments & Components - 3.7%
Dolby Laboratories, Inc., Class A	135,994	7,822,375
FLIR Systems, Inc.	58,459	2,274,640
MTS Systems Corp.	17,757	949,111
		11,046,126

Energy Equipment & Services - 2.0%
Frank's International NV	5,321	41,078
Oceaneering International, Inc.	72,067	1,893,200
US Silica Holdings, Inc.	136,129	4,229,528
		6,163,806

Equity Real Estate Investment Trusts (REITs) - 7.0%
Acadia Realty Trust	105,804	3,028,110
CubeSmart	150,369	3,903,579
DCT Industrial Trust, Inc.	108,426	6,280,034
Education Realty Trust, Inc.	130,084	4,673,918
STORE Capital Corp.	129,426	3,218,825
		21,104,466

Food & Staples Retailing - 2.1%
Performance Food Group Co. *	220,277	6,222,825

Food Products - 1.8%
Pinnacle Foods, Inc.	95,134	5,438,811

Health Care Equipment & Supplies - 4.4%
ICU Medical, Inc. *	33,625	6,249,206
West Pharmaceutical Services, Inc.	73,115	7,038,050
		13,287,256

Health Care Providers & Services - 1.8%
Amedisys, Inc. *	95,006	5,316,536

8 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Technology - 1.5%
Cotiviti Holdings, Inc. *	123,048	4,427,267

Hotels, Restaurants & Leisure - 1.8%
Dave & Buster's Entertainment, Inc. *	26,576	1,394,708
Texas Roadhouse, Inc.	80,842	3,972,576
		5,367,284

Household Products - 1.3%
Central Garden & Pet Co., Class A *	103,560	3,851,396

Insurance - 3.6%
First American Financial Corp.	152,693	7,630,069
RLI Corp.	54,789	3,142,697
		10,772,766

Internet Software & Services - 0.4%
Okta, Inc. *	40,684	1,147,696

IT Services - 3.9%
Black Knight Financial Services, Inc., Class A *(a)	93,549	4,027,285
CSG Systems International, Inc.	6,343	254,354
Euronet Worldwide, Inc. *	76,900	7,289,351
		11,570,990

Leisure Products - 1.2%
Brunswick Corp.	66,136	3,701,632

Life Sciences Tools & Services - 1.7%
Cambrex Corp. *	91,829	5,050,595

Machinery - 3.2%
Milacron Holdings Corp. *	242,195	4,083,408
RBC Bearings, Inc. *	43,053	5,388,083
		9,471,491

Professional Services - 1.5%
Dun & Bradstreet Corp. (The)	35,012	4,075,747
WageWorks, Inc. *	6,831	414,642
		4,490,389

Road & Rail - 2.4%
Landstar System, Inc.	71,615	7,136,435

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Software - 6.9%
ACI Worldwide, Inc. *	329,349	7,502,570
Blackbaud, Inc.	65,235	5,727,633
RealPage, Inc. *	184,508	7,361,869
		20,592,072

Specialty Retail - 1.8%
Burlington Stores, Inc. *	39,067	3,729,336
Monro, Inc.	27,679	1,551,408
		5,280,744

Thrifts & Mortgage Finance - 1.9%
Essent Group Ltd. *	139,008	5,629,824

Total Common Stocks (Cost $253,749,970)		285,446,100

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.5%
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19 (b)(c)	1,401,905	1,336,128
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(d)(e)	152,000	143,640
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20 (b)(d)(e)	195,000	185,835

Total High Social Impact Investments (Cost $1,748,905)		1,665,603

TIME DEPOSIT - 4.0%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	11,910,729	11,910,729

Total Time Deposit (Cost $11,910,729)		11,910,729

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	3,596,034	3,596,034

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $3,596,034)		3,596,034

TOTAL INVESTMENTS (Cost $271,005,638) - 101.1%		302,618,466
Other assets and liabilities, net - (1.1%)		(3,343,956)
NET ASSETS - 100.0%		299,274,510

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NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $3,537,043 as of September 30, 2017.
(b) Restricted security. Total market value of restricted securities amounts to $1,665,603, which represents 0.5% of the net assets of the Fund as of September 30, 2017.
(c) Affiliated company (see Note F).
(d) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(e) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2017.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19	12/15/16	1,401,905
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	152,000
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	195,000

See notes to financial statements.

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CALVERT SMALL-CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $269,603,733) - including $3,537,043 of securities on loan	$301,282,338
Investments in securities of affiliated issuers, at value (identified cost $1,401,905)	1,336,128
Receivable for capital shares sold	567,212
Dividends and interest receivable	207,120
Interest receivable - affiliated	16,940
Securities lending income receivable	135
Directors' deferred compensation plan	167,661
Total assets	303,577,534

LIABILITIES
Payable for capital shares redeemed	166,955
Deposits for securities loaned	3,596,034
Payable to affiliates:
Investment advisory fee	160,096
Administrative fee	26,803
Distribution and service fees	40,826
Sub-transfer agency fee	5,649
Directors' deferred compensation plan	167,661
Other	6,786
Accrued expenses	132,214
Total liabilities	4,303,024
NET ASSETS	$299,274,510

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$228,109,482
Accumulated undistributed net realized gain	39,552,200
Net unrealized appreciation (depreciation)	31,612,828
Total	$299,274,510

NET ASSET VALUE PER SHARE
Class A (based on net assets of $137,860,134 and 5,363,294 shares outstanding)	$25.70
Class C (based on net assets of $16,690,826 and 739,107 shares outstanding)	$22.58
Class I (based on net assets of $93,723,596 and 3,406,344 shares outstanding)	$27.51
Class Y (based on net assets of $50,999,954 and 1,964,116 shares outstanding)	$25.97

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$26.98
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

12 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

CALVERT SMALL-CAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $5,557)	$3,277,820
Interest income - unaffiliated issuers	20,780
Interest income - affiliated issuers	17,995
Securities lending income, net	30,396
Other income	248
Total investment income	3,347,239

EXPENSES
Investment advisory fee	2,025,109
Administrative fee	354,617
Distribution and service fees:
Class A	376,528
Class C	173,122
Directors' fees and expenses	22,673
Custodian fees	36,725
Transfer agency fees and expenses:
Class A	308,104
Class C	42,237
Class I	9,466
Class Y	34,019
Accounting fees	80,845
Professional fees	36,359
Registration fees:
Class A	17,182
Class C	15,460
Class I	22,061
Class Y	20,318
Reports to shareholders	37,079
Miscellaneous	36,226
Total expenses	3,648,130
Waiver and/or reimbursement of expenses by affiliates	(36,183)
Reimbursement of expenses-other	(3,250)
Net expenses	3,608,697
Net investment income (loss)	(261,458)

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CALVERT SMALL-CAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investment securities - unaffiliated issuers	47,142,343

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	8,632,088
Investment securities - affiliated issuers	(34,826)
8,597,262

Net realized and unrealized gain (loss)	55,739,605

Net increase (decrease) in net assets resulting from operations	$55,478,147
See notes to financial statements.

14 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

CALVERT SMALL-CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	($261,458)	$605,555
Net realized gain (loss)	47,142,343	4,481,330
Net change in unrealized appreciation (depreciation)	8,597,262	16,512,880
Net increase (decrease) in net assets resulting from operations	55,478,147	21,599,765

Distributions to shareholders from:
Net investment income:
Class A shares	—	(57,819)
Class I shares	(70,704)	(281,509)
Class Y shares	—	(40,922)
Net realized gain:
Class A shares	(2,557,610)	(13,282,800)
Class C shares	(279,848)	(1,547,908)
Class I shares	(1,424,967)	(5,124,419)
Class Y shares	(304,385)	(981,947)
Total distributions to shareholders	(4,637,514)	(21,317,324)

Capital share transactions:
Class A shares	(58,875,527)	16,901,718
Class C shares	(2,844,203)	1,367,878
Class I shares	(19,476,370)	33,340,424
Class Y shares	25,601,612	9,767,542
Net increase (decrease) in net assets from capital share transactions	(55,594,488)	61,377,562

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,753,855)	61,660,003

NET ASSETS
Beginning of year	304,028,365	242,368,362
End of year (including accumulated undistributed net investment income of $0 and $37,466, respectively)	$299,274,510	$304,028,365

See notes to financial statements.

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CALVERT SMALL-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016		2015		2014	2013
Net asset value, beginning	$21.76	$22.04		$22.98		$24.58	$19.36
Income from investment operations:
Net investment income (loss) (a)	(0.05)	0.03	(b)	0.04		(0.07)	(0.01)
Net realized and unrealized gain (loss)	4.32	1.53		1.80		1.19	6.02
Total from investment operations	4.27	1.56		1.84		1.12	6.01
Distributions from:
Net investment income	—	(0.01)		—	(c)	—	(0.25)
Net realized gain	(0.33)	(1.83)		(2.78)		(2.72)	(0.54)
Total distributions	(0.33)	(1.84)		(2.78)		(2.72)	(0.79)
Total increase (decrease) in net asset value	3.94	(0.28)		(0.94)		(1.60)	5.22
Net asset value, ending	$25.70	$21.76		$22.04		$22.98	$24.58
Total return (d)	19.74%	7.66%		8.18%		4.69%	32.42%
Ratios to average net assets: (e)
Total expenses	1.36%	1.42%		1.52%		1.61%	1.67%
Net expenses	1.36%	1.37%		1.37%		1.53%	1.67%
Net investment income (loss)	(0.22%)	0.12%	(b)	0.19%		(0.28%)	(0.05%)
Portfolio turnover	137%	150%		59%		103%	82%
Net assets, ending (in thousands)	$137,860	$170,294		$154,728		$134,128	$129,407

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT SMALL-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$19.30	$19.88		$21.12	$22.98	$18.08
Income from investment operations:
Net investment loss (a)	(0.21)	(0.12)	(b)	(0.12)	(0.23)	(0.17)
Net realized and unrealized gain (loss)	3.82	1.37		1.66	1.09	5.65
Total from investment operations	3.61	1.25		1.54	0.86	5.48
Distributions from:
Net investment income	—	—		—	—	(0.04)
Net realized gain	(0.33)	(1.83)		(2.78)	(2.72)	(0.54)
Total distributions	(0.33)	(1.83)		(2.78)	(2.72)	(0.58)
Total increase (decrease) in net asset value	3.28	(0.58)		(1.24)	(1.86)	4.90
Net asset value, ending	$22.58	$19.30		$19.88	$21.12	$22.98
Total return (c)	18.82%	6.89%		7.38%	3.81%	31.35%
Ratios to average net assets: (d)
Total expenses	2.22%	2.31%		2.36%	2.38%	2.49%
Net expenses	2.12%	2.12%		2.12%	2.31%	2.49%
Net investment loss	(0.99%)	(0.63%)	(b)	(0.56%)	(1.06%)	(0.86%)
Portfolio turnover	137%	150%		59%	103%	82%
Net assets, ending (in thousands)	$16,691	$16,842		$15,887	$14,156	$13,726

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT SMALL-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$23.18	$23.34		$24.14	$25.56	$20.06
Income from investment operations:
Net investment income (a)	0.06	0.13	(b)	0.16	0.08	0.16
Net realized and unrealized gain (loss)	4.62	1.63		1.90	1.22	6.24
Total from investment operations	4.68	1.76		2.06	1.30	6.40
Distributions from:
Net investment income	(0.02)	(0.09)		(0.08)	—	(0.36)
Net realized gain	(0.33)	(1.83)		(2.78)	(2.72)	(0.54)
Total distributions	(0.35)	(1.92)		(2.86)	(2.72)	(0.90)
Total increase (decrease) in net asset value	4.33	(0.16)		(0.80)	(1.42)	5.50
Net asset value, ending	$27.51	$23.18		$23.34	$24.14	$25.56
Total return (c)	20.29%	8.15%		8.72%	5.27%	33.43%
Ratios to average net assets: (d)
Total expenses	0.92%	0.94%		0.91%	0.95%	0.98%
Net expenses	0.90%	0.92%		0.91%	0.92%	0.92%
Net investment income	0.23%	0.58%	(b)	0.64%	0.33%	0.71%
Portfolio turnover	137%	150%		59%	103%	82%
Net assets, ending (in thousands)	$93,724	$96,664		$61,669	$54,563	$46,198

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

18 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

CALVERT SMALL-CAP FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,				Period Ended September 30,
CLASS Y SHARES	2017	2016		2015	2014(a)
Net asset value, beginning	$21.91	$22.18		$23.06	$25.36
Income from investment operations:
Net investment income (b)	0.02	0.09	(c)	0.09	0.03
Net realized and unrealized gain (loss)	4.37	1.55		1.82	0.39
Total from investment operations	4.39	1.64		1.91	0.42
Distributions from:
Net investment income	—	(0.08)		(0.01)	—
Net realized gain	(0.33)	(1.83)		(2.78)	(2.72)
Total distributions	(0.33)	(1.91)		(2.79)	(2.72)
Total increase (decrease) in net asset value	4.06	(0.27)		(0.88)	(2.30)
Net asset value, ending	$25.97	$21.91		$22.18	$23.06
Total return (d)	20.15%	8.00%		8.45%	1.81%
Ratios to average net assets: (e)
Total expenses	1.05%	1.10%		1.31%	2.20%	(f)
Net expenses	1.05%	1.09%		1.12%	1.16%	(f)
Net investment income	0.07%	0.44%	(c)	0.39%	0.14%	(f)
Portfolio turnover	137%	150%		59%	103%
Net assets, ending (in thousands)	$51,000	$20,229		$10,084	$4,406

(a) From October 18, 2013 inception.
(b) Computed using average shares outstanding.
(c) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Impact Fund, Inc. (the “Corporation”) was organized as a Maryland corporation on August 10, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates four (4) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Small-Cap Fund (formerly, Calvert Small Cap Fund) (the “Fund”). The Corporation is authorized to issue 2 billion shares of common stock, $0.01 par value per share, of which 250 million shares have been allocated to the Fund.
The Fund is diversified. The investment objective of the Fund is to seek to provide long-term capital appreciation through investment primarily in small-cap common stocks of U.S. companies.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:

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Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1		LEVEL 2	LEVEL 3*	TOTAL
Common Stocks	$285,446,100	**	$—	$—	$285,446,100
High Social Impact Investments	—		1,336,128	329,475	1,665,603
Time Deposit	—		11,910,729	—	11,910,729
Short Term Investment of Cash Collateral for Securities Loaned	3,596,034		—	—	3,596,034
TOTAL	$289,042,134		$13,246,857	$329,475	$302,618,466

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.

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Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the “Transaction”).
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.68% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the annual rate of 0.70% of the Fund’s average daily net assets. For the year ended September 30, 2017, the investment advisory fee amounted to $2,025,109 or 0.69% per annum of the Fund’s average daily net assets, of which $1,478,675 was paid to CRM and $546,434 was paid to CIM.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.37%, 2.12%, 0.92% and 1.12% (1.29%, 2.04%, 0.92%, and 1.12% effective October 1, 2017) for Class A, Class C, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $12,749 and CIM waived or reimbursed expenses of $4,658.

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The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018 for Class I. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% for the period October 1, 2016 through December 30, 2016 for Class I. For the year ended September 30, 2017, CRM was paid administrative fees of $260,927, of which $13,676 were waived and CIAS was paid administrative fees of $93,690, of which $5,100 were waived.
The Fund adopted a new distribution plan for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and became effective as of December 31, 2016 or shortly thereafter upon approval by the shareholders of the respective class. Pursuant to the Class A Plan and Class C Plan, the Fund pays a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided. Pursuant to the Fund’s former distribution plans for Class A shares and Class C shares, the Fund was permitted to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.35% for Class A and 1.00% for Class C of the Fund’s average daily net assets with respect to such class. Effective December 31, 2016, the fees are paid to Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter. Prior to December 31, 2016, the fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $376,528 or 0.25% per annum of Class A’s average daily net assets, of which $268,929 was paid to EVD and $107,599 was paid to CID, and $173,122 or 1.00% per annum of Class C’s average daily net assets, of which $130,207 was paid to EVD and $42,915 was paid to CID.
The Fund was informed that EVD and CID received $26,167 and $6,465, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $4,418 and $2,142, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $49,528 and shareholder servicing fees paid to CIS were $16,790. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Fund who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $3,250, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT 23

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $397,430,951 and $466,948,753, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$70,704	$6,747,301
Long-term capital gains	$4,566,810	$14,570,023
During the year ended September 30, 2017, accumulated undistributed net realized gain was decreased by $7,425,444, accumulated net investment loss was decreased by $294,696 and paid-in capital was increased by $7,130,748 due to the Fund’s use of equalization accounting, dividend redesignations and differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts, return of capital distributions from securities and investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$18,113,259
Undistributed long-term capital gains	$21,552,268
Net unrealized appreciation (depreciation)	$31,499,501
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and investments in partnerships.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$271,118,965
Gross unrealized appreciation	$33,994,809
Gross unrealized depreciation	(2,495,308)
Net unrealized appreciation (depreciation)	$31,499,501
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.

24 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan was $3,537,043 and the total value of collateral received was $3,596,034.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,596,034	$—	$—	$—	$3,596,034
Total					$3,596,034
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $239,644 and 2.06%, respectively.
NOTE F — AFFILIATED COMPANIES
The Fund invests a portion of its assets designated for high social impact investments in notes issued by the Calvert Social Investment Foundation (the “Foundation”) pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Fund relies on exemptive relief to invest in the notes because the Fund’s investments in the notes may be considered prohibited transactions between affiliated persons under the 1940 Act. The Foundation may be considered an affiliated person of the Calvert Funds based on the overlap between the Foundation’s Board of Directors and the Calvert Funds’ Directors/Trustees and other potential affiliations. The Foundation has licensed use of the Calvert name from the Adviser, and the Adviser’s President and Chief Executive Officer serves on the Foundation Board. The Foundation is not owned or otherwise controlled by the Adviser or its affiliates.
In addition, an affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2017, the value of the Fund’s investment in affiliated companies was $1,336,128, which represents 0.45% of the Fund’s net assets. Transactions in affiliated companies by the Fund for the year ended September 30, 2017 were as follows:

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT 25

Name of Affiliated Company	Principal Amount, beginning of period	Gross Additions	Gross Reductions	Principal Amount, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
High Social Impact Investments
Calvert Social Investment Foundation, Community Investment Notes:
0.50%, 3/18/17	$750,000	$—	($750,000)	$—	$—	$729	$—	$—	$12,600
0.25%, 7/1/17	651,905	—	(651,905)	—	—	326	—	—	18,351
1.50%, 12/15/19	—	1,401,905	—	1,401,905	1,336,128	16,940	—	—	(65,777)
TOTALS					$1,336,128	$17,995	$—	$—	($34,826)
NOTE G — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,151,710	$27,491,576	1,737,626	$36,272,559
Reinvestment of distributions	102,568	2,461,616	622,283	12,670,284
Shares redeemed	(3,718,270)	(88,828,719)	(1,553,939)	(32,041,125)
Net increase (decrease)	(2,463,992)	($58,875,527)	805,970	$16,901,718

Class C
Shares sold	111,995	$2,369,515	230,252	$4,289,339
Reinvestment of distributions	11,774	249,835	74,293	1,349,156
Shares redeemed	(257,513)	(5,463,553)	(230,770)	(4,270,617)
Net increase (decrease)	(133,744)	($2,844,203)	73,775	$1,367,878

Class I
Shares sold	1,415,706	$36,468,810	1,744,260	$38,176,287
Reinvestment of distributions	53,023	1,358,551	219,590	4,766,952
Shares redeemed	(2,233,032)	(57,303,731)	(435,587)	(9,602,815)
Net increase (decrease)	(764,303)	($19,476,370)	1,528,263	$33,340,424

Class Y
Shares sold	1,388,431	$33,991,378	741,061	$15,496,383
Reinvestment of distributions	9,812	237,257	37,546	770,692
Shares redeemed	(357,503)	(8,627,023)	(309,815)	(6,499,533)
Net increase	1,040,740	$25,601,612	468,792	$9,767,542
The Board approved the termination of the Fund’s Class Y shares. Effective December 8, 2017, Class Y shares of the Fund will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.

26 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

NOTE H — REGULATORY MATTERS
On May 2, 2017, the SEC issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including the Fund’s shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Fund’s net assets.
NOTE I — NAME CHANGE
Effective November 6, 2017, the name of Calvert Small-Cap Fund was changed from Calvert Small Cap Fund.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Small-Cap Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Small-Cap Fund (formerly, Calvert Small Cap Fund) (the “Fund”), a series of Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small-Cap Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

28 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Fund designates approximately $2,233,492, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2017 ordinary income dividends, 11.80% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2017, $30,060,019 or, if subsequently determined to be different, the net capital gain of such year.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited) 29

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Directors
Richard L. Baird, Jr 1948	Director	2005
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Director	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2005
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2000
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

30 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Fund because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited) 31

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

32 www.calvert.com CALVERT SMALL-CAP FUND ANNUAL REPORT (Unaudited)

CALVERT SMALL-CAP FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24197 9.30.17

Calvert Solution Strategies™ • Calvert Global Energy Solutions Fund • Calvert Global Water Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. Each Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Funds nor the adviser is subject to CFTC regulation.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
Performance and Fund Profile
4	Calvert Global Energy Solutions Fund
6	Calvert Global Water Fund
8	Endnotes and Additional Disclosures
9	Understanding Your Fund’s Expenses
11	Financial Statements
50	Report of Independent Registered Public Accounting Firm
51	Federal Tax Information
52	Management and Organization
54	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
Global stocks delivered strong returns in the 12-month period ended September 30, 2017 behind an extended rally that began with Donald Trump’s victory in the U.S. presidential election.
After lagging early in the 12-month period, U.S. stocks moved sharply higher following President Trump’s election on November 8, 2016. While its effect was broad-based, the rally particularly favored financial stocks, which received another boost in mid-December when the U.S. Federal Reserve (the Fed) raised its benchmark interest rate amid continued economic growth. After a brief pullback in the final weeks of 2016, U.S. equities resumed their advance in the new year. U.S. stocks slipped in March 2017 following the failure of President Trump’s health care bill in Congress. However, stocks quickly regained their upward momentum, advancing steadily despite additional Fed rate hikes in March and June.
U.S. equities retreated in August amid rising geopolitical tensions over North Korea and Hurricane Harvey’s devastation in Texas. Stocks soon resumed their upward trend, with some U.S. indexes reaching record highs in the final month of the period. Energy stocks delivered notable performance in the quarter behind rising oil prices and constricted supplies due to refinery damage from Hurricane Harvey.
Global stocks initially lagged the U.S. rally but rose sharply in the second half of the 12-month period, aided by positive economic indicators across a broad geographic range. National elections in France, Britain and Germany set a new political course for Europe, helping to boost stocks. Reflecting the market gains, a European Union study reported the highest level of economic confidence among businesses and households in more than a decade. Key equity indexes in the Asia-Pacific region also rose during the period despite the North Korea tensions. In the final three months of the period, China’s stock market recorded its best quarterly performance in two years.
For the 12-month period, the MSCI World Index,[2] a proxy for global equities, rose 18.17% while reaching multiple all-time highs. The MSCI EAFE Index of developed-market international equities returned 19.10%, while the MSCI Emerging Markets Index returned 22.46%. In the U.S., the blue-chip Dow Jones Industrial Average advanced 25.45%, while the broader U.S. equity market, as represented by the S&P 500 Index, gained 18.61%.
Fund Performance - Calvert Global Energy Solutions Fund
For the fiscal year ended September 30, 2017, the Calvert Global Energy Solutions Fund (the Fund) had a total return of 17.28% for Class A shares at net asset value (NAV), underperforming the Fund’s primary benchmark, the MSCI All Country World Index (the Index), which returned 18.65% for the same period. The Fund also underperformed its secondary benchmark, the Calvert Global Energy Research Index, which returned 21.30%.
An overweight to the energy-producer sector, which was the weakest performer of all the energy sectors, and weak stock selection in the sector were the main causes of the Fund’s underperformance relative to the Index. Many of the holdings in the energy-producer sector are utilities, which tend to underperform in expansionary market cycles. From a regional perspective, the Fund’s stock selection in China and Taiwan produced the weakest results versus the Index. Gigasolar Materials Corp. and Boer Power Holdings Ltd. struggled and had negative returns over the full period. Boer Power Holdings was sold during the period.
Fund stock selection in the energy-technology sector posted mixed returns relative to the Index. Strong performances by Samsung SDI Co. Ltd., of South Korea, and Plug Power, Inc., based in New York, were offset by weaker returns from Gintech Energy Corp., a solar-cell producer, and Gigasolar Materials Corp., a producer of materials for solar cells, both of Taiwan. Samsung SDI Co. Ltd., a battery manufacturer, beat out Panasonic for a contract to provide the battery cells for Tesla’s massive battery storage project in Australia, boosting the stock’s performance during the period. Plug Power specializes in developing alternative energy technology - hydrogen fuel cells - for replacing lead-acid batteries in vehicles and industrial trucks.
The Fund’s solid gains over the period were driven by strong stock selection in energy efficiency and the leader/solution providers sectors. Tanaka Chemical Corp., a top performer in the leader/solution providers sector, is a maker of materials used in rechargeable batteries. Tanaka Chemical continued to benefit from robust end-market demand for a variety of products, ranging from 5G-capable products to energy-efficient battery systems and high-quality batteries.
Within the energy-efficiency sector, Universal Display Corp., of New Jersey, was among the largest contributors to Fund performance versus the Index. Universal Display is a leader in state-of-the-art, organic light-emitting-diode (OLED) technologies and services for the lighting-and-display industries and benefited from a strong position in the growing market for energy-efficient OLED solutions. Tesla, Inc. also positively contributed to Fund performance versus the Index as the total cost of electric car ownership continues to drop and the market increasingly recognizes Tesla’s electro-voltaic infrastructure as an offering that sets the company apart from other automakers.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE - continued

Fund Performance - Calvert Global Water Fund
For the year ended September 30, 2017, Calvert Global Water Fund (the Fund) had a total return of 12.48% for Class A shares at net asset value (NAV), underperforming the Fund’s primary benchmark, the MSCI All Country World Index (the Index), which returned 18.65% for the same period. The Fund also underperformed the 14.48% return of its secondary benchmark, the Calvert Global Water Research Index.
The Fund’s holdings in the water-utilities sector produced solid returns of more than 10% but were not able to keep up with the broad market, and were the leading performance detractor versus the Index. Within the water-utilities sector, the Fund’s holdings in United Utilities Group plc and Severn Trent plc, both of the U.K., and Guangdong Investment Ltd. of Hong Kong, were the weakest performers during the period.
The Fund’s holdings among the leader/solution providers had mixed results, but overall were unable to keep up with the broad market as well. IDEXX Laboratories, Inc., a U.S. company which makes products to test water for microbiological contamination, performed exceptionally well.
However, NIKE, Inc., an industry leader within footwear and apparel in reducing its water footprint, was a significant detractor from Fund performance during the 12-month period. NIKE’s share price fell in the third quarter after the industry’s largest sporting retailers missed expectations and lowered its forward gross-margin guidance. Additional leaders that hurt Fund performance included Kellogg Co. and Hennes & Mauritz AB of Sweden.
In terms of country allocations, the Fund’s positions in China underperformed versus the Index, led by CT Environmental Group Ltd., and China Everbright Water Ltd. China Everbright Water was sold during the period.
The Fund produced solid gains of more than 12%, but strained to keep up with the robust performance of the broad equity market. The Fund’s holdings within water infrastructure were the largest contributors to performance versus the Index. Arcadis NV, the strongest performer overall for the year, is a Dutch engineering and design firm that helps water utilities create innovative solutions for water management, water supply and water reuse. As construction heated up during the year, Polypipe Group plc, a U.K. provider of piping for construction and infrastructure projects, also made a strong contribution.

The Fund’s water-technology holdings were the second-largest contributors to returns versus the Index. Calgon Carbon Corp., a Pennsylvania-based water-purification company specializing in activated carbon and filtration technology, gained 60% after announcing it would be acquired by Kuraray Co. Ltd.  Other strong performers in the sector were Outotec Oyj, of Finland, and Badger Meter, Inc. of Wisconsin. Meanwhile, Energy Recovery Inc., of California, another water-technology company, detracted significantly from Fund performance versus the Index. Energy Recovery Inc. was sold during the period.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited) 3

CALVERT GLOBAL ENERGY SOLUTIONS FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	05/31/2007	05/31/2007	17.28%	7.24%	-7.47%
Class A with 4.75% Maximum Sales Charge	—	—	11.72	6.19	-7.92
Class C at NAV	07/31/2007	05/31/2007	16.38	6.26	-8.35
Class C with 1% Maximum Sales Charge	—	—	15.38	6.26	-8.35
Class I at NAV	05/31/2007	05/31/2007	17.66	7.71	-7.05
Class Y at NAV	07/29/2011	05/31/2007	17.54	7.51	-7.32

MSCI All Country World Index	—	—	18.65%	10.19%	3.88%
Calvert Global Energy Research Spliced Benchmark	—	—	21.45	14.69	-6.43
Calvert Global Energy Research Index	—	—	21.30	—	—
Ardour Global Alternative Energy Index	—	—	16.87	13.81	-6.78

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.81%	2.61%	3.64%	1.39%
Net		1.30	2.05	0.95	1.05

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	5/31/2007	$4,178	N.A.
Class I	$250,000	5/31/2007	$120,334	N.A.
Class Y	$10,000	5/31/2007	$4,673	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

4 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited)

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)

Industrials	30.9%	Calvert Social Investment Foundation, Community Investment Notes	2.0%
Information Technology	25.5%	Infineon Technologies AG	1.0%
Utilities	17.9%	Schneider Electric SE	1.0%
Materials	12.6%	Eaton Corp. plc	1.0%
Consumer Discretionary	6.9%	ABB Ltd.	1.0%
High Social Impact Investments	2.1%	Johnson Controls International plc	0.9%
Energy	1.7%	Emerson Electric Co.	0.9%
Consumer Staples	1.5%	Rockwell Automation, Inc.	0.9%
Financials	0.6%	Samsung SDI Co. Ltd.	0.9%
Time Deposit	0.3%	Johnson Matthey plc	0.9%
Total	100.0%	Total	10.5%

See Endnotes and Additional Disclosures in this report.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited) 5

CALVERT GLOBAL WATER FUND
PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	09/30/2008	09/30/2008	12.48%	8.59%	7.31%
Class A with 4.75% Maximum Sales Charge	—	—	7.15	7.53	6.73
Class C at NAV	09/30/2008	09/30/2008	11.67	7.77	6.39
Class C with 1% Maximum Sales Charge	—	—	10.67	7.77	6.39
Class I at NAV	01/31/2014	09/30/2008	12.87	8.97	7.52
Class Y at NAV	09/30/2008	09/30/2008	12.82	8.92	7.57

MSCI All Country World Index	—	—	18.65%	10.19%	8.01%
Calvert Global Water Research Spliced Benchmark	—	—	14.48	13.00	9.29
Calvert Global Water Research Index	—	—	14.48	—	—
S-Network Global Water Index	—	—	13.00	12.81	9.20

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class Y
Gross		1.47%	2.19%	1.47%	1.11%
Net		1.28	2.03	0.93	1.03

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	9/30/2008	$17,467	N.A.
Class I	$250,000	9/30/2008	$480,283	N.A.
Class Y	$10,000	9/30/2008	$19,292	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

6 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited)

CALVERT GLOBAL WATER FUND
FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]			TEN LARGEST STOCK HOLDINGS (% of net assets)

Industrials	39.0%		Geberit AG	1.7%
Utilities	28.8%		HD Supply Holdings, Inc.	1.6%
Materials	10.7%		Mueller Industries, Inc.	1.5%
Consumer Discretionary	5.4%		American Water Works Co., Inc.	1.5%
Consumer Staples	5.0%		Valmont Industries, Inc.	1.5%
Information Technology	4.8%		Veolia Environnement SA	1.5%
Health Care	4.7%		Ebara Corp.	1.4%
Financials	1.2%		Calgon Cargon Corp.	1.4%
High Social Impact Investments	0.4%		Mueller Water Products, Inc., Class A	1.4%
Time Deposit	0.0%	*	Suez	1.3%
Total	100.0%		Total	14.8%

* Amount is less than 0.05%

See Endnotes and Additional Disclosures in this report.

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Endnotes and Additional Disclosures

[1]  The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.
2  MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI All Country World Index is an unmanaged free-float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. The Calvert Global Energy Research Spliced Benchmark is comprised of the Ardour Global Alternative Energy Index prior to October 4, 2016 and the Calvert Global Energy Research Index thereafter. The Calvert Global Energy Research Index includes stocks of companies that manage energy in a sustainable manner or are facilitating the move to a more sustainable economy. The Calvert Global Energy Research Index incepted on July 15, 2016; accordingly the index has been excluded from the Growth of $10,000 chart. The Ardour Global Alternative Energy Index measures the performance of stocks engaged in the field of alternative energy including solar, bioenergy, wind, hydro, and geothermal power sources. The Calvert Global Water Research Spliced Benchmark is comprised of S-Network Global Water Index prior to May 31, 2016 and Calvert Global Water Research Index thereafter. The Calvert Global Water Research Index includes stocks of companies that manage water use in a sustainable manner or are facilitating the move to a more sustainable economy. The Calvert Global Water Research Index incepted on February 5, 2016; accordingly the since inception is not available and the index has been excluded from the Growth of $10,000 chart. The S-Network Global Water Index measures the performance of stocks involved in water infrastructure, including utilities, and water technology development.

   Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[3] Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. For the Calvert Global Energy Solutions Fund, the performance of Class C and Class Y is linked to Class A and for the Calvert Global Water Fund, the performance of Class I is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.
Effective October 4, 2016, the Calvert Global Energy Solutions Fund changed its investment objective and principal investment strategies to track the Calvert Global Energy Research Index and implement the Calvert Principles for Responsible Investment. Prior to October 4, 2016, the Fund employed an active management strategy. Performance prior to October 4, 2016 reflects the Fund’s performance under its former investment objective and policies. In connection with such changes, the Fund changed its secondary benchmark from Ardour Global Alternative Energy Index to Calvert Global Energy Research Index because the investment adviser believes it is a more appropriate secondary benchmark for the Fund.
Effective April 11, 2016, the Calvert Global Water Fund changed its investment objective and principal investment strategies to track the Calvert Global Water Research Index and implement the Calvert Principles for Responsible Investment. Prior to April 11, 2016, the Fund employed an active management strategy. Performance prior to April 11, 2016 reflects the Fund’s performance under its former investment objective and policies. In connection with such changes, the Fund changed its secondary benchmark from S-Network Global Water Index to Calvert Global Water Research Index because the investment adviser believes it is a more appropriate secondary benchmark for the Fund.
Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.
[4] Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.
[5]  Does not include Short Term Investment of Cash Collateral for Securities Loaned.

8 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited)

UNDERSTANDING YOUR FUND’S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the tables below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the tables below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

CALVERT GLOBAL ENERGY SOLUTIONS FUND	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,147.60	$6.89**	1.28%
Class C	$1,000.00	$1,141.90	$10.90**	2.03%
Class I	$1,000.00	$1,148.70	$5.01**	0.93%
Class Y	$1,000.00	$1,148.30	$5.55**	1.03%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.65	$6.48**	1.28%
Class C	$1,000.00	$1,014.89	$10.25**	2.03%
Class I	$1,000.00	$1,020.41	$4.71**	0.93%
Class Y	$1,000.00	$1,019.90	$5.22**	1.03%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited) 9

CALVERT GLOBAL WATER FUND	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,078.50	$6.67**	1.28%
Class C	$1,000.00	$1,075.30	$10.56**	2.03%
Class I	$1,000.00	$1,080.70	$4.85**	0.93%
Class Y	$1,000.00	$1,080.00	$5.37**	1.03%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.65	$6.48**	1.28%
Class C	$1,000.00	$1,014.89	$10.25**	2.03%
Class I	$1,000.00	$1,020.41	$4.71**	0.93%
Class Y	$1,000.00	$1,019.90	$5.22**	1.03%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

10 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited)

CALVERT GLOBAL ENERGY SOLUTIONS FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 97.3%
Australia - 0.5%
Infigen Energy *(a)	663,417	396,092

Austria - 1.4%
Andritz AG	12,853	742,827
Zumtobel Group AG	27,151	471,679
		1,214,506

Belgium - 0.9%
Umicore SA	9,504	786,795

Brazil - 1.1%
CPFL Energia SA	59,488	511,268
Sao Martinho SA	74,152	416,515
		927,783

Canada - 3.0%
Boralex, Inc., Class A (a)	23,978	412,973
Brookfield Renewable Partners LP	14,387	482,084
Canadian Solar, Inc. *	25,572	430,633
Hydrogenics Corp. *	53,783	438,332
Innergex Renewable Energy, Inc.	36,904	425,013
TransAlta Renewables, Inc.	37,792	417,067
		2,606,102

China - 4.4%
China Longyuan Power Group Corp. Ltd., Class H	671,000	502,364
Huaneng Renewables Corp. Ltd., Class H	1,541,955	511,115
JA Solar Holdings Co. Ltd. (ADR) *(a)	66,077	503,507
JinkoSolar Holding Co. Ltd. (ADR) *(a)	19,246	480,188
Tianneng Power International Ltd.	630,000	652,764
Xinjiang Goldwind Science & Technology Co. Ltd., Class H (a)	380,500	477,110
Xinyi Solar Holdings Ltd. (a)	1,852,000	661,344
		3,788,392

Denmark - 2.9%
DONG Energy A/S (b)	10,641	609,966
Novozymes A/S, Class B	13,715	704,507
Rockwool International A/S, Class B	2,180	591,917
Vestas Wind Systems A/S	6,849	615,627
		2,522,017

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Finland - 0.6%
Metsa Board Oyj	70,876	485,890

France - 3.5%
Albioma SA	19,673	443,639
Cie de Saint-Gobain	13,300	792,415
Danone SA	5,715	448,878
Schneider Electric SE *	9,409	819,345
Valeo SA	6,524	484,086
		2,988,363

Germany - 7.9%
Bayerische Motoren Werke AG	4,464	453,070
Capital Stage AG	54,096	403,952
CropEnergies AG	28,164	349,015
Daimler AG	5,803	463,225
Deutsche Post AG	10,421	464,509
Evonik Industries AG	18,864	674,436
HeidelbergCement AG	4,665	480,073
Infineon Technologies AG	35,612	897,864
Manz AG *(a)	9,513	431,724
Nordex SE *(a)	34,721	396,812
OSRAM Licht AG	8,036	641,831
PNE Wind AG	115,156	347,439
SMA Solar Technology AG (a)	12,015	471,397
VERBIO Vereinigte BioEnergie AG	32,865	320,844
		6,796,191

Hong Kong - 5.6%
Canvest Environmental Protection Group Co. Ltd.	676,000	370,736
Cathay Pacific Airways Ltd. *(a)	304,000	460,559
China Everbright International Ltd.	524,000	660,310
China Singyes Solar Technologies Holdings Ltd. *(a)	1,366,000	458,010
Concord New Energy Group Ltd.	11,230,000	519,111
FDG Electric Vehicles Ltd. *(a)	14,440,000	724,364
GCL-Poly Energy Holdings Ltd. *(a)	5,554,000	763,867
Panda Green Energy Group Ltd. *(a)	2,898,000	382,116
Wasion Group Holdings Ltd. (a)	1,024,000	520,339
		4,859,412

Ireland - 1.1%
CRH plc	13,031	495,748
Kingspan Group plc	11,291	480,147
		975,895

12 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Italy - 1.4%
Enel SpA	73,766	444,389
ERG SpA	26,765	427,486
Falck Renewables SpA	198,611	376,940
		1,248,815

Japan - 5.1%
Daikin Industries Ltd.	7,500	759,543
Ferrotec Holdings Corp.	37,000	625,453
Hitachi Chemical Co. Ltd.	21,900	600,950
Hitachi Metals Ltd.	33,300	464,063
Nippon Express Co. Ltd.	6,400	417,229
Nissan Motor Co. Ltd.	44,800	443,817
Sumitomo Chemical Co. Ltd.	76,000	475,461
Tanaka Chemical Corp. *(a)	29,800	618,869
		4,405,385

Netherlands - 1.6%
Akzo Nobel NV	4,755	438,551
Koninklijke DSM NV	5,657	463,116
SIF Holding NV (a)	24,211	518,916
		1,420,583

New Zealand - 1.1%
Mercury NZ Ltd. (a)	182,701	447,529
Meridian Energy Ltd.	228,826	470,225
		917,754

Norway - 0.9%
Norsk Hydro ASA	62,180	453,714
Scatec Solar ASA (b)	65,858	345,642
		799,356

Philippines - 0.5%
Energy Development Corp.	3,641,900	403,297

Portugal - 1.3%
Altri SGPS SA	104,991	554,583
EDP - Energias de Portugal SA	148,875	561,362
		1,115,945

Singapore - 0.4%
Technovator International Ltd. *	1,240,000	381,564

South Korea - 2.8%
Finetex EnE, Inc. *(a)	117,818	299,865
Hansol Technics Co. Ltd. *	31,543	487,581

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Samsung SDI Co. Ltd.	4,600	800,351
Seoul Semiconductor Co. Ltd.	24,746	544,553
Taewoong Co. Ltd. *	19,505	284,105
		2,416,455

Spain - 4.5%
Acciona SA	5,585	449,638
Atlantica Yield plc	21,244	418,507
EDP Renovaveis SA	53,877	458,686
Ence Energia y Celulosa SA	104,588	544,372
Iberdrola SA	83,882	652,235
Red Electrica Corp. SA	24,910	523,973
Saeta Yield SA	32,318	368,980
Siemens Gamesa Renewable Energy SA	33,399	436,378
		3,852,769

Switzerland - 2.6%
ABB Ltd.	32,984	815,628
Clariant AG *	18,813	450,952
Gurit Holding AG *	379	434,831
Meyer Burger Technology AG *(a)	391,216	545,404
		2,246,815

Taiwan - 6.1%
Chroma ATE, Inc.	136,000	480,477
Delta Electronics, Inc.	126,000	650,092
Everlight Electronics Co. Ltd.	362,000	572,713
Gigasolar Materials Corp.	57,000	451,174
Gintech Energy Corp. *	841,822	481,794
Lextar Electronics Corp. *	638,000	372,305
Motech Industries, Inc. *	636,000	481,693
Neo Solar Power Corp. *	1,076,000	551,264
Simplo Technology Co. Ltd.	105,000	558,271
Sino-American Silicon Products, Inc.	314,000	653,787
		5,253,570

Thailand - 1.0%
BCPG PCL	737,800	426,973
Energy Absolute PCL, NVDR	391,200	449,536
Inter Far East Energy Corp. *(c)	2,662,000	0
		876,509

United Kingdom - 6.5%
Croda International plc	8,892	452,141
Delphi Automotive plc	4,772	469,565
Dialight plc *	44,275	468,695
easyJet plc	30,268	493,933

14 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
John Laing Group plc (b)	118,736	453,771
Johnson Matthey plc	17,373	796,642
Ricardo plc	47,073	522,915
SIG plc	232,535	554,493
Smart Metering Systems plc	58,791	547,520
United Utilities Group plc	38,249	437,962
Utilitywise plc	506,988	427,999
		5,625,636

United States - 28.6%
3M Co.	2,169	455,273
8Point3 Energy Partners LP	25,885	389,052
AAON, Inc.	16,857	581,145
Advanced Emissions Solutions, Inc.	45,386	497,884
Alphabet, Inc., Class A *	477	464,464
BorgWarner, Inc.	14,758	756,052
Covanta Holding Corp.	32,990	489,902
Cree, Inc. *	23,817	671,401
Eaton Corp. plc	10,648	817,660
Emerson Electric Co.	12,830	806,237
EnerSys	10,529	728,291
First Solar, Inc. *	14,987	687,604
General Electric Co.	18,358	443,896
Gibraltar Industries, Inc. *	16,255	506,343
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	19,596	477,555
Ingersoll-Rand plc	8,574	764,544
Itron, Inc. *	9,220	714,089
Johnson Controls International plc	20,079	808,983
Kellogg Co.	6,784	423,118
Maxwell Technologies, Inc. *	78,095	400,627
Microsoft Corp.	6,027	448,951
NextEra Energy Partners LP	11,753	473,528
NRG Yield, Inc., Class C	24,174	466,558
ON Semiconductor Corp. *	39,626	731,892
Ormat Technologies, Inc.	8,390	512,210
Owens Corning	9,002	696,305
Pattern Energy Group, Inc.	18,047	434,933
Plug Power, Inc. *	241,627	630,647
Power Integrations, Inc.	7,837	573,668
Renewable Energy Group, Inc. *	30,606	371,863
Rockwell Automation, Inc.	4,510	803,727
Silver Spring Networks, Inc. *	42,336	684,573
SolarEdge Technologies, Inc. *	22,409	639,777
Southwest Airlines Co.	8,806	492,960
SunPower Corp. *	42,683	311,159
Sunrun, Inc. *	54,582	302,930
Tenneco, Inc.	11,133	675,439

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Tesla, Inc. *	2,297	783,507
Universal Display Corp.	4,984	642,188
Veeco Instruments, Inc. *	30,230	646,922
Vivint Solar, Inc. *(a)	82,140	279,276
Waste Management, Inc.	5,954	466,020
Whirlpool Corp.	4,181	771,144
		24,724,297

Total Common Stocks (Cost $73,854,025)		84,036,188

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 2.1%
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19 (d)(e)	1,800,000	1,715,544
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (c)(d)(f)	53,000	50,085
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20 (c)(d)(f)	68,000	64,804

Total High Social Impact Investments (Cost $1,921,000)		1,830,433

TIME DEPOSIT - 0.3%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	252,839	252,839

Total Time Deposit (Cost $252,839)		252,839

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 9.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	7,805,998	7,805,998

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $7,805,998)		7,805,998

TOTAL INVESTMENTS (Cost $83,833,862) - 108.8%		93,925,458
Other assets and liabilities, net - (8.8%)		(7,567,228)
NET ASSETS - 100.0%		86,358,230

16 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $6,829,398 as of September 30, 2017.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $1,409,379, which represents 1.6% of the net assets of the Fund as of September 30, 2017.

(c) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(d) Restricted security. Total market value of restricted securities amounts to $1,830,433, which represents 2.1% of the net assets of the Fund as of September 30, 2017.
(e) Affiliated company (see Note F).
(f) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers.
     The coupon rate shown represents the rate in effect at September 30, 2017.

Abbreviations:
ADR:	American Depositary Receipt
NVDR:	Non-Voting Depository Receipt
PCL:	Public Company Limited

At September 30, 2017, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Industrials	30.9%
Information Technology	25.5%
Utilities	17.9%
Materials	12.6%
Consumer Discretionary	6.9%
High Social Impact Investments	2.1%
Energy	1.7%
Consumer Staples	1.5%
Financials	0.6%
Time Deposit	0.3%
Total	100.0%

* Does not include Short Term Investment of Cash Collateral for Securities Loaned.

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19	12/15/16	1,800,000
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	53,000
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	68,000
See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 17

CALVERT GLOBAL WATER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	SHARES	VALUE ($)
COMMON STOCKS - 99.5%
Brazil - 2.1%
Cia de Saneamento de Minas Gerais	339,464	4,587,424
Cia de Saneamento do Parana, PFC Shares	1,436,494	4,907,524
		9,494,948

Canada - 0.9%
EnerCare, Inc.	264,083	4,328,189

Cayman Islands - 0.8%
Consolidated Water Co. Ltd.	303,199	3,880,947

Chile - 1.1%
Aguas Andinas SA, Class A	7,619,886	4,821,582

China - 1.8%
China Lesso Group Holdings Ltd.	7,303,578	4,994,260
CT Environmental Group Ltd. (a)	23,852,202	3,434,258
		8,428,518

Denmark - 0.9%
Novozymes A/S, Class B	77,937	4,003,439

Finland - 2.8%
Kemira Oyj	335,527	4,409,742
Metsa Board Oyj	596,361	4,088,346
Outotec Oyj *(a)	540,098	4,276,747
		12,774,835

France - 3.7%
Sanofi SA	40,655	4,047,068
Suez	334,453	6,106,733
Veolia Environnement SA	285,305	6,592,822
		16,746,623

Hong Kong - 3.8%
Beijing Enterprises Water Group Ltd.	7,323,452	5,922,689
China Water Affairs Group Ltd. (a)	7,742,421	5,499,004
Guangdong Investment Ltd.	4,071,427	5,813,641
		17,235,334

India - 1.6%
Jain Irrigation Systems Ltd.	2,229,467	3,251,391
VA Tech Wabag Ltd.	477,747	4,307,768
		7,559,159

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 18

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Israel - 0.9%
Israel Chemicals Ltd.	894,285	3,981,378

Italy - 1.1%
ACEA SpA	329,166	5,104,223

Japan - 6.6%
Ebara Corp.	195,256	6,486,950
Hitachi Zosen Corp.	1,057,327	5,610,179
Kurita Water Industries Ltd.	168,742	4,876,669
METAWATER Co. Ltd. (a)	158,217	4,350,611
Nihon Trim Co. Ltd. (a)	77,100	3,393,425
TOTO Ltd.	135,100	5,693,720
		30,411,554

Netherlands - 2.2%
Arcadis NV	273,947	5,904,063
Boskalis Westminster	115,590	4,040,354
		9,944,417

Philippines - 2.3%
Manila Water Co., Inc.	7,549,206	4,592,672
Metro Pacific Investments Corp.	43,550,418	5,750,309
		10,342,981

Singapore - 0.8%
Hyflux Ltd. (a)	10,275,294	3,787,568

South Korea - 1.0%
Coway Co. Ltd.	57,626	4,736,843

Spain - 2.0%
Fomento de Construcciones y Contratas SA *	544,486	5,456,420
Iberdrola SA	487,599	3,791,389
		9,247,809

Sweden - 0.9%
Hennes & Mauritz AB, Class B	156,461	4,064,269

Switzerland - 3.5%
Geberit AG	16,274	7,704,368
Novartis AG	47,577	4,080,914
Sika AG	554	4,124,909
		15,910,191

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Taiwan - 1.7%
China Steel Corp.	4,732,000	3,804,124
Taiwan Semiconductor Manufacturing Co. Ltd.	558,294	3,998,756
		7,802,880

United Kingdom - 9.1%
Coca-Cola European Partners plc	94,063	3,914,902
Croda International plc	78,610	3,997,164
Pennon Group plc	547,657	5,847,472
Pentair plc	88,246	5,997,198
Polypipe Group plc	1,008,200	5,695,763
Severn Trent plc	207,907	6,056,012
Unilever plc	68,137	3,943,723
United Utilities Group plc	525,871	6,021,371
		41,473,605

United States - 47.9%
Advanced Drainage Systems, Inc.	255,973	5,183,453
Aegion Corp. *	243,287	5,663,721
American States Water Co.	107,343	5,286,643
American Water Works Co., Inc.	84,678	6,851,297
Badger Meter, Inc.	95,723	4,690,427
Calgon Carbon Corp.	299,986	6,419,700
California Water Service Group	144,531	5,513,858
Cantel Medical Corp.	59,067	5,562,339
Colgate-Palmolive Co.	54,043	3,937,033
Connecticut Water Service, Inc.	83,211	4,934,412
Danaher Corp.	45,891	3,936,530
Ecolab, Inc.	46,993	6,043,770
Flowserve Corp.	126,249	5,376,945
Ford Motor Co.	344,448	4,123,043
Franklin Electric Co., Inc.	113,956	5,110,927
General Electric Co.	161,014	3,893,319
General Mills, Inc.	70,769	3,663,003
Gorman-Rupp Co. (The)	168,215	5,478,763
Hanesbrands, Inc.	158,491	3,905,218
Hawkins, Inc.	94,816	3,868,493
HD Supply Holdings, Inc. *	204,679	7,382,772
IDEX Corp.	46,914	5,698,644
IDEXX Laboratories, Inc. *	24,487	3,807,484
Intel Corp.	108,867	4,145,655
Itron, Inc. *	65,318	5,058,879
Kellogg Co.	57,085	3,560,391
Layne Christensen Co. *	390,193	4,896,922
Lindsay Corp.	62,962	5,786,208
Middlesex Water Co.	120,372	4,727,008
Mueller Industries, Inc.	199,154	6,960,432

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 20

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Mueller Water Products, Inc., Class A	487,624	6,241,587
NIKE, Inc., Class B	73,852	3,829,226
Nucor Corp.	71,251	3,992,906
PepsiCo, Inc.	33,888	3,776,140
Rexnord Corp. *	196,408	4,990,727
Sempra Energy	33,709	3,847,208
SJW Group	86,037	4,869,694
Tetra Tech, Inc.	105,946	4,931,786
Toro Co. (The)	86,796	5,386,560
Trimble, Inc. *	103,923	4,078,978
Valmont Industries, Inc.	43,016	6,800,830
Watts Water Technologies, Inc., Class A	70,452	4,875,278
Xylem, Inc.	90,774	5,685,176
York Water Co. (The)	128,517	4,356,726
		219,130,111

Total Common Stocks (Cost $383,721,320)		455,211,403

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19 (b)(c)	1,000,000	953,080
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (c)(d)(e)	284,000	268,380
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20 (c)(d)(e)	366,000	348,798

Total High Social Impact Investments (Cost $1,650,000)		1,570,258

TIME DEPOSIT - 0.0% (f)
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	49,425	49,425

Total Time Deposit (Cost $49,425)		49,425

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 2.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	11,600,877	11,600,877

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $11,600,877)		11,600,877

TOTAL INVESTMENTS (Cost $397,021,622) - 102.4%		468,431,963
Other assets and liabilities, net - (2.4%)		(11,003,933)
NET ASSETS - 100.0%		457,428,030

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 21

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $10,993,548 as of September 30, 2017.
(b) Affiliated company (see Note F).
(c) Restricted security. Total market value of restricted securities amounts to $1,570,258, which represents 0.4% of the net assets of the Fund as of September 30, 2017.
(d) For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note A).
(e) Notes carry an interest rate that varies by period and is contingent on the performance of the underlying portfolio of loans to borrowers. The coupon rate shown represents the rate in effect at September 30, 2017.

(f) Amount is less than 0.05%.

Abbreviations:
PFC Shares:	Preference Shares

At September 30, 2017, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:
ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Industrials	39.0%
Utilities	28.8%
Materials	10.7%
Consumer Discretionary	5.4%
Consumer Staples	5.0%
Information Technology	4.8%
Health Care	4.7%
Financials	1.2%
High Social Impact Investments	0.4%
Time Deposit	0.0%	**
Total	100.0%

* Does not include Short Term Investment of Cash Collateral for Securities Loaned.
** Amount is less than 0.05%

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19	12/15/16	1,000,000
ImpactAssets Inc., Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	284,000
ImpactAssets Inc., Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	366,000
See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 22

CALVERT GLOBAL ENERGY SOLUTIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $82,033,862) - including $6,829,398 of securities on loan	$92,209,914
Investments in securities of affiliated issuers, at value (identified cost $1,800,000)	1,715,544
Cash denominated in foreign currency, at value (cost $107,194)	107,083
Receivable for capital shares sold	153,599
Dividends and interest receivable	101,558
Interest receivable - affiliated	22,214
Securities lending income receivable	44,097
Tax reclaims receivable	34,986
Receivable from affiliates	61,781
Directors’ deferred compensation plan	63,075
Total assets	94,513,851

LIABILITIES
Payable for capital shares redeemed	34,898
Deposits for securities loaned	7,805,998
Payable for foreign capital gains taxes	22,051
Payable to affiliates:
Investment advisory fee	52,961
Administrative fee	8,474
Distribution and service fees	21,779
Sub-transfer agency fee	4,671
Directors’ deferred compensation plan	63,075
Accrued expenses	141,714
Total liabilities	8,155,621
NET ASSETS	$86,358,230

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$255,998,370
Accumulated undistributed net investment income	518,591
Accumulated net realized loss	(180,230,639)
Net unrealized appreciation (depreciation)	10,071,908
Total	$86,358,230

NET ASSET VALUE PER SHARE
Class A (based on net assets of $58,694,525 and 8,122,265 shares outstanding)	$7.23
Class C (based on net assets of $11,937,868 and 1,765,138 shares outstanding)	$6.76
Class I (based on net assets of $5,502,529 and 750,054 shares outstanding)	$7.34
Class Y (based on net assets of $10,223,308 and 1,361,262 shares outstanding)	$7.51

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$7.59
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 23

CALVERT GLOBAL WATER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $396,021,622) - including $10,993,548 of securities on loan	$467,478,883
Investments in securities of affiliated issuers, at value (identified cost $1,000,000)	953,080
Cash denominated in foreign currency, at value (cost $572,186)	568,673
Receivable for capital shares sold	861,995
Dividends and interest receivable	720,601
Interest receivable - affiliated	12,083
Securities lending income receivable	25,087
Tax reclaims receivable	141,912
Receivable from affiliates	4,867
Directors’ deferred compensation plan	275,167
Total assets	471,042,348

LIABILITIES
Payable for capital shares redeemed	761,449
Deposits for securities loaned	11,600,877
Demand note payable	211,866
Payable to affiliates:
Investment advisory fee	269,738
Administrative fee	44,480
Distribution and service fees	102,480
Sub-transfer agency fee	8,505
Directors’ deferred compensation plan	275,167
Accrued expenses	339,756
Total liabilities	13,614,318
NET ASSETS	$457,428,030

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$457,905,515
Accumulated undistributed net investment income	4,322,151
Accumulated net realized loss	(76,216,150)
Net unrealized appreciation (depreciation)	71,416,514
Total	$457,428,030

NET ASSET VALUE PER SHARE
Class A (based on net assets of $235,266,062 and 11,808,170 shares outstanding)	$19.92
Class C (based on net assets of $67,095,937 and 3,671,194 shares outstanding)	$18.28
Class I (based on net assets of $16,093,986 and 801,367 shares outstanding)	$20.08
Class Y (based on net assets of $138,972,045 and 6,866,614 shares outstanding)	$20.24

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$20.91
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

24 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME	Calvert Global Energy Solutions Fund	Calvert Global Water Fund
Dividend income (net of foreign taxes withheld of $141,747 and $666,673, respectively)	$1,652,765	$9,599,692
Non-cash dividend income	16,499	773,847
Interest income	2,385	24,999
Interest income - affiliated issuers	24,583	14,139
Securities lending income, net	523,749	304,429
Other income	404	386
Total investment income	2,220,385	10,717,492

EXPENSES
Investment advisory fee	664,391	3,192,676
Administrative fee	99,550	525,888
Distribution and service fees:
Class A	143,566	620,642
Class C	118,318	679,851
Directors’ fees and expenses	6,491	31,767
Custodian fees	118,623	223,271
Transfer agency fees and expenses:
Class A	243,703	546,353
Class C	50,225	115,180
Class I	4,050	3,480
Class Y	15,389	115,901
Accounting fees	27,192	116,414
Professional fees	36,265	60,932
Registration fees:
Class A	18,846	19,668
Class C	14,650	14,658
Class I	14,262	14,515
Class Y	14,626	17,648
Reports to shareholders	35,418	74,881
Miscellaneous	34,965	61,373
Total expenses	1,660,530	6,435,098
Waiver and/or reimbursement of expenses by affiliates	(465,881)	(626,373)
Reimbursement of expenses-other	(986)	(5,166)
Net expenses	1,193,663	5,803,559
Net investment income (loss)	1,026,722	4,913,933

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 25

STATEMENTS OF OPERATIONS - CONT’D
YEAR ENDED SEPTEMBER 30, 2017

REALIZED AND UNREALIZED GAIN (LOSS)	Calvert Global Energy Solutions Fund	Calvert Global Water Fund
Net realized gain (loss) on:
Investment securities - unaffiliated issuers (net of foreign capital gains taxes of $3,324 and $14,528, respectively)	(2,113,835)	13,274,635
Foreign currency transactions	(82,020)	(74,541)
	(2,195,855)	13,200,094

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers (including net increase (decrease) in payable for foreign capital gains taxes of $22,051 and ($17,573), respectively)	13,605,841	33,838,277
Investment securities - affiliated issuers	(53,226)	(29,130)
Foreign currency	4,386	18,015
	13,557,001	33,827,162

Net realized and unrealized gain (loss)	11,361,146	47,027,256

Net increase (decrease) in net assets resulting from operations	$12,387,868	$51,941,189
See notes to financial statements.

26 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$1,026,722	$1,160,831
Net realized gain (loss)	(2,195,855)	(11,190,991)
Net change in unrealized appreciation (depreciation)	13,557,001	16,378,102
Net increase (decrease) in net assets resulting from operations	12,387,868	6,347,942

Distributions to shareholders from:
Net investment income:
Class A shares	(595,985)	(147,535)
Class C shares	(23,199)	—
Class I shares	(52,798)	(3,751)
Class Y shares	(96,007)	(52,259)
Total distributions to shareholders	(767,989)	(203,545)

Capital share transactions:
Class A shares	(19,226,700)	6,346,487
Class C shares	(2,965,664)	(1,459,746)
Class I shares	3,692,575	474,829
Class Y shares	(1,938,646)	1,936,046
Net increase (decrease) in net assets from capital share transactions	(20,438,435)	7,297,616

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,818,556)	13,442,013

NET ASSETS
Beginning of year	95,176,786	81,734,773
End of year (including accumulated undistributed net investment income of $518,591 and $730,815, respectively)	$86,358,230	$95,176,786
See notes to financial statements

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 27

CALVERT GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$4,913,933	$651,377
Net realized gain (loss)	13,200,094	(75,846,373)
Net change in unrealized appreciation (depreciation)	33,827,162	150,120,767
Net increase (decrease) in net assets resulting from operations	51,941,189	74,925,771

Distributions to shareholders from:
Net investment income:
Class A shares	—	(76,358)
Class I shares	—	(36,146)
Class Y shares	—	(259,259)
Total distributions to shareholders	—	(371,763)

Capital share transactions:
Class A shares	(71,667,884)	(64,807,215)
Class C shares	(11,643,515)	(15,647,687)
Class I shares	9,439,487	3,415,517
Class Y shares	39,991,068	(22,874,465)
Net increase (decrease) in net assets from capital share transactions	(33,880,844)	(99,913,850)

TOTAL INCREASE (DECREASE) IN NET ASSETS	18,060,345	(25,359,842)

NET ASSETS
Beginning of year	439,367,685	464,727,527
End of year (including accumulated undistributed (distributions in excess of) net investment income of $4,322,151 and ($9,702), respectively)	$457,428,030	$439,367,685
See notes to financial statements.

28 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017(a)	2016(a)		2015(a)	2014(a)		2013
Net asset value, beginning	$6.23	$5.76		$7.10	$6.94		$5.16
Income from investment operations:
Net investment income (loss)	0.08	0.08	(b)	0.01	—	(c)	(0.01)
Net realized and unrealized gain (loss)	0.98	0.40		(1.35)	0.16		1.79
Total from investment operations	1.06	0.48		(1.34)	0.16		1.78
Distributions from:
Net investment income	(0.06)	(0.01)		—	—		—
Total distributions	(0.06)	(0.01)		—	—		—
Total increase (decrease) in net asset value	1.00	0.47		(1.34)	0.16		1.78
Net asset value, ending	$7.23	$6.23		$5.76	$7.10		$6.94
Total return (d)	17.28%	8.38%		(18.87%)	2.31%		34.50%
Ratios to average net assets: (e)
Total expenses	1.94%	2.06%		2.21%	2.13%		2.40%
Net expenses	1.38%	1.85%		1.85%	1.85%		1.85%
Net investment income (loss)	1.26%	1.33%	(b)	0.17%	(0.05%)		(0.19%)
Portfolio turnover	133%	89%		99%	62%		90%
Net assets, ending (in thousands)	$58,695	$70,317		$59,589	$75,155		$79,302

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.005 per share and 0.08% of average net assets.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 29

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017(a)	2016(a)		2015(a)	2014(a)	2013
Net asset value, beginning	$5.82	$5.42		$6.75	$6.66	$5.00
Income from investment operations:
Net investment income (loss)	0.03	0.03	(b)	(0.05)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.92	0.37		(1.28)	0.16	1.73
Total from investment operations	0.95	0.40		(1.33)	0.09	1.66
Distributions from:
Net investment income	(0.01)	—		—	—	—
Total distributions	(0.01)	—		—	—	—
Total increase (decrease) in net asset value	0.94	0.40		(1.33)	0.09	1.66
Net asset value, ending	$6.76	$5.82		$5.42	$6.75	$6.66
Total return (c)	16.38%	7.38%		(19.70%)	1.35%	33.20%
Ratios to average net assets: (d)
Total expenses	2.78%	2.87%		2.96%	2.93%	3.20%
Net expenses	2.13%	2.69%		2.85%	2.85%	2.85%
Net investment income (loss)	0.55%	0.45%	(b)	(0.84%)	(1.04%)	(1.21%)
Portfolio turnover	133%	89%		99%	62%	90%
Net assets, ending (in thousands)	$11,938	$13,213		$13,663	$17,256	$16,697

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.004 per share and 0.07% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

30 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2017(a)	2016(a)		2015(a)	2014(a)	2013
Net asset value, beginning	$6.35	$5.88		$7.21	$7.02	$5.19
Income from investment operations:
Net investment income	0.13	0.11	(b)	0.06	0.03	—	(c)
Net realized and unrealized gain (loss)	0.97	0.41		(1.39)	0.16	1.83
Total from investment operations	1.10	0.52		(1.33)	0.19	1.83
Distributions from:
Net investment income	(0.11)	(0.05)		—	—	—
Total distributions	(0.11)	(0.05)		—	—	—
Total increase (decrease) in net asset value	0.99	0.47		(1.33)	0.19	1.83
Net asset value, ending	$7.34	$6.35		$5.88	$7.21	$7.02
Total return (d)	17.66%	8.76%		(18.45%)	2.71%	35.26%
Ratios to average net assets: (e)
Total expenses	1.66%	3.83%		5.63%	2.88%	3.19%
Net expenses	0.97%	1.40%		1.40%	1.40%	1.40%
Net investment income	1.99%	1.74%	(b)	0.82%	0.34%	0.04%
Portfolio turnover	133%	89%		99%	62%	90%
Net assets, ending (in thousands)	$5,503	$910		$386	$180	$525

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.006 per share and 0.09% of average net assets.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 31

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017(a)	2016(a)		2015(a)	2014(a)	2013
Net asset value, beginning	$6.47	$5.99		$7.36	$7.18	$5.32
Income from investment operations:
Net investment income	0.11	0.10	(b)	0.04	0.02	0.01
Net realized and unrealized gain (loss)	1.01	0.41		(1.41)	0.16	1.85
Total from investment operations	1.12	0.51		(1.37)	0.18	1.86
Distributions from:
Net investment income	(0.08)	(0.03)		—	—	—
Total distributions	(0.08)	(0.03)		—	—	—
Total increase (decrease) in net asset value	1.04	0.48		(1.37)	0.18	1.86
Net asset value, ending	$7.51	$6.47		$5.99	$7.36	$7.18
Total return (c)	17.54%	8.53%		(18.61%)	2.51%	34.96%
Ratios to average net assets: (d)
Total expenses	1.54%	1.64%		1.84%	1.85%	2.50%
Net expenses	1.12%	1.60%		1.60%	1.60%	1.60%
Net investment income	1.66%	1.57%	(b)	0.57%	0.33%	0.16%
Portfolio turnover	133%	89%		99%	62%	90%
Net assets, ending (in thousands)	$10,223	$10,737		$8,097	$7,654	$1,877

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.005 per share and 0.08% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

32 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$17.71	$14.87		$19.55	$19.12	$15.98
Income from investment operations:
Net investment income (loss)(a)	0.20	0.03	(b)	(0.02)	0.01	(0.04)
Net realized and unrealized gain (loss)	2.01	2.81		(3.40)	1.77	3.99
Total from investment operations	2.21	2.84		(3.42)	1.78	3.95
Distributions from:
Net investment income	—	—	(c)	—	(0.01)	(0.01)
Net realized gain	—	—		(1.26)	(1.34)	(0.80)
Total distributions	—	—	(c)	(1.26)	(1.35)	(0.81)
Total increase (decrease) in net asset value	2.21	2.84		(4.68)	0.43	3.14
Net asset value, ending	$19.92	$17.71		$14.87	$19.55	$19.12
Total return (d)	12.48%	19.13%		(18.35%)	9.69%	25.81%
Ratios to average net assets: (e)
Total expenses	1.46%	1.63%		1.82%	1.85%	2.04%
Net expenses	1.28%	1.51%		1.82%	1.85%	1.85%
Net investment income (loss)	1.11%	0.22%	(b)	(0.09%)	0.05%	(0.23%)
Portfolio turnover	34%	103%		110%	77%	104%
Net assets, ending (in thousands)	$235,266	$278,517		$295,337	$384,697	$178,275

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(c) Amount is less than $0.005.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 33

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$16.37	$13.84		$18.41	$18.20	$15.38
Income from investment operations:
Net investment income (loss)(a)	0.07	(0.08)	(b)	(0.13)	(0.12)	(0.19)
Net realized and unrealized gain (loss)	1.84	2.61		(3.18)	1.68	3.81
Total from investment operations	1.91	2.53		(3.31)	1.56	3.62
Distributions from:
Net investment income	—	—		—	(0.01)	—
Net realized gain	—	—		(1.26)	(1.34)	(0.80)
Total distributions	—	—		(1.26)	(1.35)	(0.80)
Total increase (decrease) in net asset value	1.91	2.53		(4.57)	0.21	2.82
Net asset value, ending	$18.28	$16.37		$13.84	$18.41	$18.20
Total return (c)	11.67%	18.28%		(18.92%)	8.93%	24.63%
Ratios to average net assets: (d)
Total expenses	2.17%	2.35%		2.53%	2.53%	2.79%
Net expenses	2.03%	2.25%		2.53%	2.53%	2.79%
Net investment income (loss)	0.41%	(0.52%)	(b)	(0.79%)	(0.65%)	(1.16%)
Portfolio turnover	34%	103%		110%	77%	104%
Net assets, ending (in thousands)	$67,096	$71,334		$75,061	$94,985	$30,759

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

34 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,				Period Ended September 30, 2014(a)
CLASS I SHARES	2017	2016		2015
Net asset value, beginning	$17.79	$15.02		$19.64	$18.99
Income from investment operations:
Net investment income (b)	0.30	0.13	(c)	0.06	0.04
Net realized and unrealized gain (loss)	1.99	2.80		(3.42)	0.61
Total from investment operations	2.29	2.93		(3.36)	0.65
Distributions from:
Net investment income	—	(0.16)		—	—
Net realized gain	—	—		(1.26)	—
Total distributions	—	(0.16)		(1.26)	—
Total increase (decrease) in net asset value	2.29	2.77		(4.62)	0.65
Net asset value, ending	$20.08	$17.79		$15.02	$19.64
Total return (d)	12.87%	19.68%		(17.93%)	3.42%
Ratios to average net assets: (e)
Total expenses	1.12%	1.56%		3.89%	4.85%	(f)
Net expenses	0.93%	1.08%		1.29%	1.29%	(f)
Net investment income	1.61%	0.80%	(c)	0.32%	0.24%	(f)
Portfolio turnover	34%	103%		110%	77%
Net assets, ending (in thousands)	$16,094	$4,637		$779	$1,066

(a) From January 31, 2014 inception.
(b) Computed using average shares outstanding.
(c) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(d) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(e) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 35

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS Y SHARES	2017	2016		2015	2014	2013
Net asset value, beginning	$17.94	$15.06		$19.73	$19.21	$16.03
Income from investment operations:
Net investment income (a)	0.29	0.08	(b)	0.04	0.07	0.01
Net realized and unrealized gain (loss)	2.01	2.85		(3.45)	1.80	3.99
Total from investment operations	2.30	2.93		(3.41)	1.87	4.00
Distributions from:
Net investment income	—	(0.05)		—	(0.01)	(0.02)
Net realized gain	—	—		(1.26)	(1.34)	(0.80)
Total distributions	—	(0.05)		(1.26)	(1.35)	(0.82)
Total increase (decrease) in net asset value	2.30	2.88		(4.67)	0.52	3.18
Net asset value, ending	$20.24	$17.94		$15.06	$19.73	$19.21
Total return (c)	12.82%	19.51%		(18.12%)	10.14%	26.07%
Ratios to average net assets: (d)
Total expenses	1.10%	1.27%		1.49%	1.49%	1.66%
Net expenses	1.03%	1.22%		1.49%	1.49%	1.60%
Net investment income	1.53%	0.50%	(b)	0.23%	0.36%	0.08%
Portfolio turnover	34%	103%		110%	77%	104%
Net assets, ending (in thousands)	$138,972	$84,879		$93,551	$134,938	$26,009

(a) Computed using average shares outstanding.
(b) Amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

36 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Impact Fund, Inc. (the “Corporation”) was organized as a Maryland corporation on August 10, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates four (4) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Global Energy Solutions Fund (“Global Energy Solutions”) and Calvert Global Water Fund (“Global Water”), each a “Fund” and collectively, the “Funds”. The Corporation is authorized to issue two billion shares of common stock, $0.01 par value per share, of which 250 million shares have been allocated to each of Global Energy Solutions and Global Water.
Each Fund is diversified. The investment objective of Global Energy Solutions is to seek to track the performance of the Calvert Global Energy Research Index. Global Energy Solutions invests in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions, or that are significantly involved in the sustainable energy solutions sector. The investment objective of Global Water is to seek to track the performance of the Calvert Global Water Research Index. Global Water invests in equity securities of U.S. and non-U.S. companies whose main business is in the water sector, or that are significantly involved in water-related services or technologies.
Each Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within one year of purchase. Class C shares are only available for purchase through a financial intermediary. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in each Fund, but votes separately on class-specific matters and is subject to different expenses.
Each Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors (the “Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of each Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Funds’ investments by major category are as follows:

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Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Funds’ Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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The following tables summarize the market value of each of the Funds’ holdings as of September 30, 2017, based on the inputs used to value them:

GLOBAL ENERGY SOLUTIONS

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2		LEVEL 3*	TOTAL
Common Stocks
Brazil	$927,783	$—		$—	$927,783
Canada	2,606,102	—		—	2,606,102
China	983,695	2,804,697		—	3,788,392
France	443,639	2,544,724		—	2,988,363
Germany	669,859	6,126,332		—	6,796,191
Hong Kong	382,116	4,477,296		—	4,859,412
Ireland	480,147	495,748		—	975,895
New Zealand	470,225	447,529		—	917,754
Norway	345,642	453,714		—	799,356
Spain	787,487	3,065,282		—	3,852,769
Switzerland	980,235	1,266,580		—	2,246,815
Thailand	—	—		0	0
United Kingdom	2,890,465	2,735,171		—	5,625,636
United States	24,724,297	—		—	24,724,297
Other Countries**	—	22,927,423		—	22,927,423
Total Common Stocks	$36,691,692	$47,344,496	***	$0	$84,036,188
High Social Impact Investments	—	1,715,544		114,889	1,830,433
Time Deposit	—	252,839		—	252,839
Short Term Investment of Cash Collateral for Securities Loaned	7,805,998	—		—	7,805,998
TOTAL	$44,497,690	$49,312,879		$114,889	$93,925,458

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. At September 30, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.

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GLOBAL WATER

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2		LEVEL 3*	TOTAL
Common Stocks
Brazil	$9,494,948	$—		$—	$9,494,948
Canada	4,328,189	—		—	4,328,189
Cayman Islands	3,880,947	—		—	3,880,947
Chile	4,821,582	—		—	4,821,582
Finland	4,409,742	8,365,093		—	12,774,835
Hong Kong	5,499,004	11,736,330		—	17,235,334
Italy	5,104,223	—		—	5,104,223
Singapore	3,787,568	—		—	3,787,568
United Kingdom	15,607,863	25,865,742		—	41,473,605
United States	219,130,111	—		—	219,130,111
Other Countries**	—	133,180,061		—	133,180,061
Total Common Stocks	$276,064,177	$179,147,226	***	$—	$455,211,403
High Social Impact Investments	—	953,080		617,178	1,570,258
Time Deposit	—	49,425		—	49,425
Short Term Investment of Cash Collateral for Securities Loaned	11,600,877	—		—	11,600,877
TOTAL	$287,665,054	$180,149,731		$617,178	$468,431,963

* None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended September 30, 2017 is not presented. At September 30, 2017, the value of investments transferred between Level 1 and Level 2 during the year then ended was not significant.
Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as each Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of each Fund’s Schedule of Investments.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
In addition to the requirements of the Internal Revenue Code, each Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, each Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the respective Funds’ change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in the respective Funds’ net realized gain (loss) on investments.
Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Each Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Funds following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between each Fund and CRM (the “Transaction”).
For its services pursuant to the new investment advisory agreement, CRM receives an annual fee, payable monthly, at the following rates of each respective Fund’s average daily net assets:

GLOBAL ENERGY SOLUTIONS	0.75%

GLOBAL WATER
Up to and including $250 Million	0.75%
Over $250 Million	0.70%

Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Funds. For its services, CIM received a fee at the same annual rates as CRM for Global Water and at 0.95% of Global Energy Solution’s average daily net assets. For the year ended September 30, 2017, the investment advisory fee for Global Energy Solutions and Global Water amounted to $664,391 and $3,192,676, respectively, or 0.80% and 0.73% per annum, respectively, of the Funds’ average daily net assets, of which $464,143 and $2,412,595, respectively, was paid to CRM and $200,248 and $780,081, respectively, was paid to CIM.
CRM (CIM for the period October 1, 2016 to December 30, 2016 for Global Water) has agreed to reimburse the Funds’ operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 1.28%, 2.03%, 0.93% and 1.03% for Class A, Class C, Class I and Class Y, respectively, of such class’ average daily net assets for Global Energy Solutions and Global Water. The expense reimbursement agreements with CRM may be changed or terminated after January 31, 2019. Prior to December 31, 2016, CIM contractually agreed to limit net annual fund operating expenses to 1.85%, 2.60%, 1.40% and 1.60% for Class A, Class C, Class I and Class Y, respectively, of such class’

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average daily net assets for Global Energy Solutions. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $389,634 and $453,634 of Global Energy Solutions and Global Water, respectively, and CIM waived or reimbursed expenses of $76,247 and $172,739 of Global Energy Solutions and Global Water, respectively.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Funds. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A, Class C, Class I and Class Y and is payable monthly. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Funds at an annual rate of 0.12% of each Fund’s average daily net assets, payable monthly. For the year ended September 30, 2017, CRM was paid administrative fees for Global Energy Solutions and Global Water of $74,228 and $397,502, respectively, and CIAS was paid administrative fees for Global Energy Solutions and Global Water of $25,322 and $128,386, respectively.
The Funds adopted new distribution plans for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act, which were approved by the Board and became effective as of December 31, 2016 or shortly thereafter upon approval by the shareholders of the respective class. Pursuant to the Class A Plan and Class C Plan, each Fund pays a distribution fee of 0.25% and 0.75% per annum for Class A and Class C, respectively, and a service fee of 0.25% per annum for Class C of its average daily net assets attributable to such class for distribution services and facilities provided to the Funds, as well as for personal and/or account maintenance services provided to the class shareholders of each Fund. Pursuant to the Funds’ former distribution plans for Class A shares and Class C shares, each Fund was permitted to pay certain expenses associated with the distribution and servicing of its Class A and Class C shares not to exceed 0.50% for Class A and 1.00% for Class C of each Fund’s average daily net assets with respect to such class. Effective December 31, 2016, the fees are paid to Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Funds’ principal underwriter. Prior to December 31, 2016, the fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Funds’ former distributor and principal underwriter. Distribution and service fees for Global Energy Solutions and Global Water paid or accrued for the year ended September 30, 2017 amounted to $143,566 and $620,642, respectively, or 0.25% per annum of each Fund’s Class A average daily net assets, of which $105,194 and $451,942, respectively, was paid to EVD and $38,372 and $168,700, respectively, was paid to CID. Distribution and service fees for Global Energy Solutions and Global Water paid or accrued for the year ended September 30, 2017 amounted to $118,318 and $679,851, respectively, or 1.00% per annum of each Fund’s Class C average daily net assets, of which $88,115 and $508,352, respectively, was paid to EVD and $30,203 and $171,499, respectively, was paid to CID.
The Funds were informed that EVD received $13,906 and $57,423 for Global Energy Solutions and Global Water, respectively, and CID received $2,484 and $21,982 for Global Energy Solutions and Global Water, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Funds were also informed that EVD received $2,282 and $21,517 for Global Energy Solutions and Global Water, respectively, and CID received $795 and $13,213, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Funds and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees for Global Energy Solutions and Global Water paid to EVM were $41,363 and $79,096, respectively, and shareholder servicing fees paid to CIS were $15,708 and $28,427, respectively. Such fees are included in transfer agency fees and expenses on the Statements of Operations.
Each Director of the Funds who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Prior to December 31, 2016, each Director of the Funds who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Funds or other Calvert Funds selected by the Directors. The Funds purchase shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Funds’ assets. Directors’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Directors of the Funds who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual

42 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, Global Energy Solutions’ and Global Water’s allocated portion of such expense and reimbursement was $986 and $5,166, respectively, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statements of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than short-term securities, were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Purchases	$109,822,010	$149,891,104
Sales	$127,402,134	$178,582,248
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Distributions declared from:
Ordinary income
Year ended September 30, 2017	$767,989	$—
Year ended September 30, 2016	$203,545	$371,763
During the year ended September 30, 2017, the following amounts were reclassified due to expired capital loss carryforwards, equalization accounting and differences between book and tax accounting, primarily due to return of capital distributions from securities, investments in passive foreign investment companies (PFICs), investments in partnerships, foreign currency gain (loss), and foreign capital gains taxes. Tax equalization accounting allows the Funds to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains.

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Change in:
Paid-in capital	($21,115,914)	$493,011
Accumulated net realized gain (loss)	$21,586,871	$89,069
Accumulated undistributed net investment income	($470,957)	($582,080)
These reclassifications had no effect on the net assets or net asset value per share of the Funds.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Undistributed ordinary income	$914,461	$4,322,244
Capital loss carryforwards and deferred capital losses	($179,828,942)	($73,254,302)
Other temporary differences	$—	($93)
Net unrealized appreciation	$9,274,341	$68,454,666
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in each of the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales, investments in partnerships, investments in PFICs, deferred Directors’ fees and return of capital distributions from securities.
At September 30, 2017, the Funds, for federal income tax purposes, had the following capital loss carryforwards and deferred capital losses which would reduce the respective Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

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Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration.
The amounts and expiration dates of the capital loss carryforwards, whose character is short-term, and the amounts of the deferred capital losses are as follows:

Expiration Date	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
September 30, 2018	$56,693,584	$—
September 30, 2019	43,799,530	—
Total capital loss carryforwards	$100,493,114	$—
Deferred capital losses:
Short-term	$2,048,951	$17,267,734
Long-term	$77,286,877	$55,986,568
The cost and unrealized appreciation (depreciation) of investments of each Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Federal tax cost of investments	$84,631,429	$399,983,470
Gross unrealized appreciation	$13,004,203	$77,858,600
Gross unrealized depreciation	(3,710,174)	(9,410,107)
Net unrealized appreciation (depreciation)	$9,294,029	$68,448,493
NOTE D — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered to be illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the respective Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the respective Fund’s and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the respective Fund and cannot be sold or re-pledged by the respective Fund; accordingly, such collateral is not reflected in each of the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan and the total value of collateral received were as follows:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Securities on Loan	$6,829,398	$10,993,548
Collateral Received	$7,805,998	$11,600,877

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks
Global Energy Solutions	$7,805,998	$—	$—	$—	$7,805,998
Global Water	$11,600,877	$—	$—	$—	$11,600,877
The carrying amounts of the liabilities for deposits for securities loaned at September 30, 2017 approximated their fair value. If measured at fair value, such liabilities would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Funds, a Fund may be unable to borrow some or all of its requested amounts at any particular time. At September 30, 2017, Global Energy Solutions had no loans outstanding pursuant to this line of credit and Global Water had a balance outstanding of $211,866 at an interest rate of 2.48%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2017. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 for Global Energy Solutions were $42,209 and 2.19%, respectively, and for Global Water were $102,779 and 2.14%, respectively.
NOTE F — AFFILIATED COMPANIES
The Funds invest a portion of their assets designated for high social impact investments in notes issued by the Calvert Social Investment Foundation (the “Foundation”) pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Funds rely on exemptive relief to invest in the notes because the Funds’ investments in the notes may be considered prohibited transactions between affiliated persons under the 1940 Act. The Foundation may be considered an affiliated person of the Calvert Funds based on the overlap between the Foundation’s Board of Directors and the Calvert Funds’ Directors/Trustees and other potential affiliations. The Foundation has licensed use of the Calvert name from the Adviser, and the Adviser’s President and Chief Executive Officer serves on the Foundation Board. The Foundation is not owned or otherwise controlled by the Adviser or its affiliates.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 45

In addition, an affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2017, the value of the Fund’s investment in affiliated companies for Global Energy Solutions was $1,715,544, which represents 2.0% of the Fund’s net assets and for Global Water was $953,080, which represents 0.2% of the Fund’s net assets. Transactions in affiliated companies by the Funds for the year ended September 30, 2017 were as follows:

GLOBAL ENERGY SOLUTIONS
Name of Affiliated Company	Principal Amount, beginning of period	Gross Additions	Gross Reductions	Principal Amount, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
High Social Impact Investments
Calvert Social Investment Foundation, Community Investment Notes:
0.50%, 3/18/17	$800,000	$—	($800,000)	$—	$—	$778	$—	$—	$13,440
1.00%, 5/5/17	1,000,000	—	($1,000,000)	—	—	2,055	—	—	17,790
1.50%, 12/15/19	—	1,800,000	—	1,800,000	1,715,544	21,750	—	—	(84,456)
TOTALS					$1,715,544	$24,583	$—	$—	($53,226)

GLOBAL WATER
Name of Affiliated Company	Principal Amount, beginning of period	Gross Additions	Gross Reductions	Principal Amount, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
High Social Impact Investments
Calvert Social Investment Foundation, Community Investment Notes:
1.00%, 5/5/17	$1,000,000	$—	($1,000,000)	$—	$—	$2,056	$—	$—	$17,790
1.50%, 12/15/19	—	1,000,000	—	1,000,000	953,080	12,083	—	—	(46,920)
TOTALS					$953,080	$14,139	$—	$—	($29,130)

46 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

NOTE G — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

GLOBAL ENERGY SOLUTIONS	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,209,636	$7,714,045	4,353,980	$26,960,528
Reinvestment of distributions	94,738	558,006	21,142	137,635
Shares redeemed	(4,475,705)	(27,498,751)	(3,423,027)	(20,751,676)
Net increase (decrease)	(3,171,331)	($19,226,700)	952,095	$6,346,487

Class C
Shares sold	158,200	$956,326	340,418	$1,945,945
Reinvestment of distributions	3,522	19,546	—	—
Shares redeemed	(666,132)	(3,941,536)	(590,712)	(3,405,691)
Net decrease	(504,410)	($2,965,664)	(250,294)	($1,459,746)

Class I
Shares sold	823,240	$5,117,936	93,812	$576,538
Reinvestment of distributions	8,614	51,424	567	3,751
Shares redeemed	(225,173)	(1,476,785)	(16,759)	(105,460)
Net increase	606,681	$3,692,575	77,620	$474,829

Class Y
Shares sold	1,212,395	$7,960,157	1,136,738	$7,157,929
Reinvestment of distributions	14,486	88,509	7,719	52,182
Shares redeemed	(1,525,243)	(9,987,312)	(836,704)	(5,274,065)
Net increase (decrease)	(298,362)	($1,938,646)	307,753	$1,936,046

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 47

GLOBAL WATER	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,129,491	$38,743,469	2,435,334	$38,797,881
Reinvestment of distributions	—	—	4,471	69,220
Shares redeemed	(6,047,752)	(110,411,353)	(6,578,871)	(103,674,316)
Net decrease	(3,918,261)	($71,667,884)	(4,139,066)	($64,807,215)

Class C
Shares sold	454,847	$7,675,671	465,425	$6,881,375
Shares redeemed	(1,141,784)	(19,319,186)	(1,531,668)	(22,529,062)
Net decrease	(686,937)	($11,643,515)	(1,066,243)	($15,647,687)

Class I
Shares sold	657,636	$11,595,708	234,993	$3,833,771
Reinvestment of distributions	—	—	2,240	34,718
Shares redeemed	(116,966)	(2,156,221)	(28,391)	(452,972)
Net increase	540,670	$9,439,487	208,842	$3,415,517

Class Y
Shares sold	4,364,405	$81,221,788	1,968,559	$31,777,247
Reinvestment of distributions	—	—	12,475	195,235
Shares redeemed	(2,227,976)	(41,230,720)	(3,461,684)	(54,846,947)
Net increase (decrease)	2,136,429	$39,991,068	(1,480,650)	($22,874,465)
The Board approved the termination of the Funds’ Class Y shares. Effective December 8, 2017, Class Y shares of the Funds will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.
NOTE H — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalization of emerging market issuers.
NOTE I — CONCENTRATION RISK
Global Energy Solutions concentrates its investments in the sustainable energy solutions industry. This industry can be significantly affected by obsolescence of existing technology, short product lifecycles, falling prices and profits, competition from new market entrants and general economic conditions. The industry can also be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations and policies. Companies in this industry could be adversely affected by commodity price volatility, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
Global Water concentrates its investments in the water industry. This industry can be significantly affected by economic trends or other conditions or developments, such as the availability of water, the level of rainfall and occurrence of other climatic events, changes in water consumption, new technologies relating to the supply of water, and water conservation. The industry can also be significantly affected by environmental considerations, taxation, government regulation (including the increased cost of compliance), inflation, increases in interest rates, price and supply fluctuations, increases in the cost of raw materials and other operating costs, technological advances, and competition from new market entrants.

48 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

NOTE J — REGULATORY MATTERS
On May 2, 2017, the SEC issued an administrative order (“Order”) relating to the improper use of Calvert Fund assets by CIM and CID, the Calvert Funds’ former adviser and principal underwriter, respectively, to pay for the distribution and marketing of fund shares outside of a Rule 12b-1 plan, as well as to pay expenses in excess of Fund expense caps. Pursuant to the Order, CIM and CID are required to pay $21,614,534 to affected shareholders of the Calvert Funds, including the Funds’ shareholders. The distributions required to be made by CIM and CID to affected shareholders are the obligations of CIM and CID and will not have an impact on the Funds’ net assets.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 49

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Global Energy Solutions Fund and Calvert Global Water Fund:
We have audited the accompanying statements of assets and liabilities of the Calvert Global Energy Solutions Fund and Calvert Global Water Fund (collectively, the “Funds”), a series of Calvert Impact Fund, Inc., including the schedules of investments, as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Energy Solutions Fund and Calvert Global Water Fund as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

50 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended September 30, 2017, the Funds designate approximately the following amounts, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Global Energy Solutions $1,180,002
Global Water                                                   $7,613,822
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ fiscal 2017 ordinary income dividends, the following amounts qualify for the corporate dividends received deduction:
Global Energy Solutions                                         41.19%
Global Water 83.75%
Foreign Tax Credit. For the fiscal year ended September 30, 2017, the Funds paid foreign taxes and recognized foreign source income as follows:
                                                                    Foreign Taxes                       Foreign Source Income
Global Energy Solutions                                        $109,161                               $1,423,041

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited) 51

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2005
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Director	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2005
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2000
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

52 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited)

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Funds because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Funds includes additional information about the Directors and officers of the Funds and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited) 53

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

54 www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (Unaudited)

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CALVERT SOLUTION STRATEGIES	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24199 9.30.17

Calvert Green Bond Fund

Annual Report September 30, 2017 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

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Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Understanding Your Fund’s Expenses
7	Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Federal Tax Information
29	Management and Organization
31	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions

For the one year period ended September 30, 2017, U.S. investment- grade, fixed income securities advanced slightly overall, with the Bloomberg Barclays U.S. Aggregate Bond Index[2] inching up 0.07%. U.S. investment-grade, fixed income securities managed to generate a modest positive return, as coupon income more than offset the negative price effects of rising interest rates. However, this relatively temperate return belied the market’s underlying volatility for bond investors.
Leading into the period, remarks by the Federal Reserve Board (the Fed), the European Central Bank and the Bank of Japan seemed to indicate that interest rates might begin to rise sooner than markets had anticipated. As a result, U.S. Treasury and corporate rates crept upward in the final months of 2016.
In November 2016, the orderly rise in U.S. Treasury yields turned more volatile after Donald Trump’s upset win in the U.S. presidential election. Many believed his plans to lower taxes, increase infrastructure spending and roll back regulations could lead to higher economic growth and inflation expectations, which in turn drove the 10-year U.S. Treasury yield 85 basis points higher during the fourth quarter of 2016. This move was the largest quarterly percentage change in the 10-year U.S. Treasury yield in more than five decades. As a result, bond prices tumbled, and the yield curve steepened.
Over the next several months, longer-term interest rates started to reverse course, despite a December 2016 Fed rate hike and two subsequent hikes in 2017. Mixed U.S. economic data, along with worries that President Trump’s pro-business agenda would be delayed and possibly derailed, put downward pressure on long-term rates. As a result, during the first half of 2017, U.S. Treasury and corporate bond prices recovered some of their previous losses. Toward the end of the period, increasing geopolitical tension between the U.S. and North Korea and devastating hurricanes in the U.S. drove investors toward the perceived safety of U.S. Treasurys, putting further downward pressure on interest rates. However, market reaction to these events was modest and fleeting.
Late in the period, the Fed appeared poised to continue to gradually raise rates, with one more hike anticipated in 2017 and three in 2018, despite inflation remaining below the central bank’s 2% target level. In addition, in September 2017, the Fed disclosed details of its plan to begin paring back its balance sheet, starting in October 2017 at the modest pace of $10 billion per month.
Despite the sharp rise in U.S. Treasury yields in the fourth quarter of 2016, the 10-year Treasury ended the 1-year period at 2.33%, modestly up from 1.60% at the beginning. Corporate bonds during the period benefited from tighter credit spreads — the yield difference between corporate bonds and U.S. Treasurys of similar maturities. Spread tightening helped corporate bonds outperform U.S. Treasurys over the period, with longer maturity bonds producing the most excess returns. On average, lower quality BBB-rated[5] issues notably outperformed higher quality A- and AA-rated bonds during the period. Investment grade corporate spreads also tightened as their yields declined from 1.43% to 1.07% during the 12-month period. Spreads of high-yield issues also tightened as their yields fell from 6.24% at the beginning of the period to 5.53% at the end.
Fund Performance

For the fiscal year ended September 30, 2017, Calvert Green Bond Fund (the Fund) Class A shares at net asset value (NAV) returned

0.71%, outperforming both the benchmark, Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the Index), which returned 0.63%, and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.07%.
After a weak first fiscal quarter, the Fund outperformed the Index for the remainder of the period. Returns in the U.S. fixed-income market were largely negative in the first fiscal quarter of the period as elevated expectations for growth and inflation following the U.S. presidential election produced a global sell-off. In the first quarter of the period, the Fund’s overweight to the long end of the yield curve, and a longer-than-Index duration,[7] largely accounted for underperformance versus the Index as interest rates rose. However, the Fund’s asset allocations provided a positive offset versus the Index, as holdings in investment-grade and high-yield corporate bonds benefited from continued narrowing of yields between shorter- and longer-maturity securities.
In the ensuing nine months, low volatility led to sustained, large flows into U.S. fixed-income markets, supporting valuations and enhancing liquidity. In the Fund, out-of-Index allocations to investment-grade, high-yield, government-related and asset-backed securities made strong contributions as yield spreads between short- and long-term securities narrowed. An overweight to longer maturities versus the Index also worked in the Fund’s favor after the first fiscal quarter, as the yield curve flattened.
Within investment-grade corporate bonds, allocations to capital goods were particularly beneficial to Index-relative performance. Within government-related issues, allocations to agencies and municipal sectors contributed most to Index-relative performance. Among the leading contributors were green bonds issued by District of Columbia Water & Sewer Authority, which supports the DC Clean Rivers Project, and Nacional Financiera, SNC, a development banking institution. In asset-backed securities, the Fund’s positions in issuers backed by solar-energy contracts were beneficial. Among investment-grade securities, Xylem, Inc., a water-technology company, and Digital Realty Trust LP, were contributors to Index-relative performance. During the period, green-bond issuance was strong, with $95 billion in new issuance for the full year of 2016, which set a new record since the first labeled green bond was issued in 2007. Issuance in the first nine months of 2017, at $83 billion, was on track to surpass that record. During the period, we continued to increase the Fund’s exposure to new issuers and sought to enhance diversification in the Fund. We continued to seek attractive investment opportunities, both within and beyond the labeled green-bond universe, that meet the Calvert Principles for Responsible Investment and the Fund’s green-bond criteria.
As we look ahead, we believe that there is considerable uncertainty about fiscal policy, the composition of the Federal Open Market Committee, and geopolitical issues. In our opinion, there is more room for negative surprises than positive ones. Combined with what we believe are full valuations and peak global liquidity in the fixed-income markets, we think that risk markets[8] could be vulnerable to an interruption in their exceptional run. Against this backdrop, at the end of the period, we sought to position the Fund more defensively. We therefore shortened the Fund’s duration, although not dramatically so given our view that growth and inflation will remain low over the long run. We also moved up the quality spectrum to include more short-term, higher-quality bonds in the Fund, favoring highly liquid issues. We believe that this more defensive posture will benefit Fund returns if, as we expect, global monetary tightening challenges expensive valuations.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Vishal Khanduja, CFA and Brian S. Ellis, CFA, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/31/2013	10/31/2013	0.71%	—%	2.58%
Class A with 3.75% Maximum Sales Charge	—	—	-3.07	—	1.59
Class I at NAV	10/31/2013	10/31/2013	1.15	—	2.97
Class Y at NAV	10/31/2013	10/31/2013	0.96	—	2.84

Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	—	—	0.63%	0.19%	0.22%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	0.07	2.06	2.88

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class Y
Gross			1.10%	0.68%	0.79%
Net			0.85	0.50	0.63

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$250,000	10/31/2013	$280,413	N.A.
Class Y	$10,000	10/31/2013	$11,161	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

PORTFOLIO COMPOSITION (% of total investments)[6]

Corporate Bonds	53.5%
Sovereign Government Bonds	16.7%
Asset-Backed Securities	9.3%
Taxable Municipal Obligations	8.3%
U.S. Government Agency Mortgage-Backed Securities	6.2%
Time Deposit	4.5%
U.S. Government Agencies and Instrumentalities	1.0%
Commercial Mortgage-Backed Securities	0.4%
High Social Impact Investments	0.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index measures the performance of U.S Treasury Bills with a maturity between one and three months. Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Effective November 6, 2017, Class I shares have an initial investment minimum of $250,000.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]    Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[6]  Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[7]  Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

[8] Risk asset is a term broadly used to describe any asset that is not a high-quality government bond. A risk market refers to markets in these assets.

Fund profile subject to change due to active management.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited) 5

UNDERSTANDING YOUR FUND'S EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 to September 30, 2017).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/17)	ENDING ACCOUNT VALUE (9/30/17)	EXPENSES PAID DURING PERIOD* (4/1/17 - 9/30/17)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,018.10	$4.45**	0.88%
Class I	$1,000.00	$1,020.00	$2.53**	0.50%
Class Y	$1,000.00	$1,019.30	$3.19**	0.63%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.66	$4.46**	0.88%
Class I	$1,000.00	$1,022.56	$2.54**	0.50%
Class Y	$1,000.00	$1,021.91	$3.19**	0.63%

* Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2017.

** Absent a waiver and/or reimbursement of expenses by affiliates, expenses would be higher.

6 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

CALVERT GREEN BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2017

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 54.1%
Communications - 1.2%
Alphabet, Inc., 1.998%, 8/15/26	1,200,000	1,128,442

Consumer, Cyclical - 3.1%
Hyundai Capital Services, Inc., 2.875%, 3/16/21 (a)	1,200,000	1,197,302
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	683,393	694,762
Starbucks Corp., 2.45%, 6/15/26	1,150,000	1,106,415
Virgin Australia Pass-Through Trust, 7.125%, 10/23/18 (a)	75,765	77,528
		3,076,007

Consumer, Non-cyclical - 5.2%
Ecolab, Inc., 2.375%, 8/10/22	1,400,000	1,399,621
Kaiser Foundation Hospitals, 3.15%, 5/1/27	1,658,000	1,670,153
Massachusetts Institute of Technology, 3.959%, 7/1/38	1,835,000	1,987,751
		5,057,525

Energy - 1.1%
Pattern Energy Group, Inc., 5.875%, 2/1/24 (a)	1,000,000	1,060,000

Financial - 23.0%
Bank of America Corp.:
1.95%, 5/12/18	3,000,000	3,004,705
2.151%, 11/9/20	1,375,000	1,371,560
DBS Group Holdings Ltd., 1.934%, (3 mo. USD LIBOR + 0.62%), 7/25/22 (a)(b)	3,000,000	3,011,429
Digital Realty Trust LP, 3.95%, 7/1/22	1,595,000	1,683,027
ING Bank NV, 2.00%, 11/26/18 (a)	2,350,000	2,351,521
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23	715,000	704,002
Morgan Stanley, 2.20%, 12/7/18	2,800,000	2,811,997
Regency Centers LP, 3.75%, 6/15/24	1,500,000	1,533,864
Toronto-Dominion Bank (The), 1.85%, 9/11/20	3,000,000	2,988,279
Vornado Realty LP, 2.50%, 6/30/19	3,000,000	3,018,816
		22,479,200

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 7

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Government - 11.5%
African Development Bank, 1.375%, 12/17/18	2,200,000	2,195,274
Asian Development Bank:
1.00%, 8/16/19	1,000,000	988,691
1.875%, 8/10/22	1,000,000	991,339
2.125%, 3/19/25	750,000	738,413
2.375%, 8/10/27	750,000	744,653
European Bank for Reconstruction & Development, 0.875%, 7/22/19	1,000,000	983,452
European Investment Bank:
2.375%, 5/24/27	2,000,000	1,983,932
2.50%, 10/15/24 (c)	200,000	202,953
International Bank for Reconstruction & Development, 1.005%, 10/1/18	625,000	622,394
International Finance Corp., 2.125%, 4/7/26	1,000,000	979,000
Nordic Investment Bank, 2.25%, 9/30/21	750,000	758,196
		11,188,297

Industrial - 1.0%
Xylem, Inc., 4.375%, 11/1/46	950,000	995,468

Technology - 4.2%
Apple, Inc.:
2.85%, 2/23/23	2,200,000	2,254,033
3.00%, 6/20/27	1,496,000	1,498,943
Microsoft Corp., 4.45%, 11/3/45	300,000	338,498
		4,091,474

Utilities - 3.8%
American Water Capital Corp.:
2.95%, 9/1/27	280,000	279,198
3.40%, 3/1/25	850,000	878,758
4.00%, 12/1/46	500,000	515,139
6.085%, 10/15/17	255,000	255,394
NextEra Energy Operating Partners LP, 4.25%, 9/15/24 (a)	925,000	946,969
NRG Yield Operating LLC, 5.375%, 8/15/24	750,000	791,250
		3,666,708

Total Corporate Bonds (Cost $52,442,092)		52,743,121

8 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
SOVEREIGN GOVERNMENT BONDS - 16.9%
Bank Nederlandse Gemeenten NV, 1.625%, 11/25/19 (a)	1,500,000	1,495,812
Export Development Canada:
1.25%, 12/10/18	1,230,000	1,223,599
1.625%, 6/1/20	500,000	498,559
Export-Import Bank of Korea, 2.125%, 2/11/21	1,000,000	983,235
Kommunalbanken AS, 1.375%, 10/26/20 (a)	1,000,000	986,279
Kommuninvest i Sverige AB:
1.50%, 4/23/19 (a)	1,000,000	998,076
1.875%, 6/1/21 (a)	1,600,000	1,596,664
Kreditanstalt fuer Wiederaufbau:
1.75%, 10/15/19	200,000	200,395
1.875%, 11/30/20	1,500,000	1,501,969
2.00%, 9/29/22	2,000,000	1,994,571
Municipality Finance plc, 1.375%, 9/21/21 (a)	2,000,000	1,949,930
Nacional Financiera, SNC, 3.375%, 11/5/20 (a)	1,500,000	1,558,125
Nederlandse Waterschapsbank NV, 2.375%, 3/24/26 (a)	1,000,000	984,049
Svensk Exportkredit AB, 1.875%, 6/23/20	500,000	500,850

Total Sovereign Government Bonds (Cost $16,501,621)		16,472,113

ASSET-BACKED SECURITIES - 9.4%
Automobile - 4.8%
Toyota Auto Receivables Owner Trust:
Series 2014-A, Class A4, 1.18%, 6/17/19	355,579	355,512
Series 2016-B, Class A3, 1.30%, 4/15/20	2,350,000	2,344,963
Series 2016-B, Class A4, 1.52%, 8/16/21	2,000,000	1,989,266
		4,689,741

Other - 4.6%
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	184,376	184,476
SolarCity LMC:
Series 2013-1, Class A, 4.80%, 11/20/38 (a)	242,484	240,678
Series 2014-2, Class A, 4.02%, 7/20/44 (a)	1,830,867	1,784,533
Series 2014-2, Class B, 5.44%, 7/20/44 (a)	179,176	169,840
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (a)	1,243,465	1,241,028
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (a)	927,037	895,100
		4,515,655

Total Asset-Backed Securities (Cost $9,258,365)		9,205,396

TAXABLE MUNICIPAL OBLIGATIONS - 8.4%
General Obligations - 1.9%
Massachusetts, Green Bonds, 3.277%, 6/1/46	1,925,000	1,853,275

Transportation - 0.6%
Santa Clara Valley Transportation Authority, CA, Sales Tax Revenue, 5.876%, 4/1/32 (d)	430,000	528,289

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 9

	PRINCIPAL AMOUNT ($)	VALUE ($)
TAXABLE MUNICIPAL OBLIGATIONS - CONT’D
Water and Sewer - 5.9%
District of Columbia Water & Sewer Authority, Green Bonds, 4.814%, 10/1/2114	950,000	1,054,167
Massachusetts Water Pollution Abatement Trust, 5.192%, 8/1/40 (d)	150,000	172,418
Metropolitan Water District of Southern California, 6.947%, 7/1/40 (d)	250,000	280,003
New York City Municipal Water Finance Authority, NY, (Water and Sewer System):
5.44%, 6/15/43 (d)	770,000	996,688
5.882%, 6/15/44 (d)	605,000	829,957
New York Environmental Facilities Corp., (New York City Municipal Water Finance Authority), 1.271%, 6/15/18	630,000	629,294
New York Environmental Facilities Corp., Green Bonds:
1.48%, 7/15/18	750,000	748,973
2.25%, 7/15/20	1,040,000	1,045,543
		5,757,043

Total Taxable Municipal Obligations (Cost $8,133,895)		8,138,607

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 6.2%
Federal National Mortgage Association:
2.646%, 7/25/24(e)	1,000,000	1,005,461
2.65%, 6/1/26	1,959,537	1,948,522
2.68%, 7/1/26	2,000,000	1,985,341
2.877%, 2/25/27(e)	987,076	1,000,571
3.11%, 7/1/23	140,290	145,739

Total U.S. Government Agency Mortgage-Backed Securities (Cost $6,159,349)		6,085,634

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.0%
Overseas Private Investment Corp.:
3.16%, 6/1/33	189,130	189,457
3.22%, 9/15/29	794,092	800,382

Total U.S. Government Agencies and Instrumentalities (Cost $983,222)		989,839

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.5%
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-DSTY, Class C, 3.931%, 6/10/27 (a)(e)	450,000	445,942

Total Commercial Mortgage-Backed Securities (Cost $455,299)		445,942

HIGH SOCIAL IMPACT INVESTMENTS - 0.2%
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19 (f)(g)	150,000	142,962

Total High Social Impact Investments (Cost $150,000)		142,962

10 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 4.5%
State Street Bank and Trust Eurodollar Time Deposit, 0.12%, 10/2/17	4,398,638	4,398,638

Total Time Deposit (Cost $4,398,638)		4,398,638

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.92%	207,900	207,900

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $207,900)		207,900

TOTAL INVESTMENTS (Cost $98,690,381) - 101.4%		98,830,152
Other assets and liabilities, net - (1.4%)		(1,340,217)
NET ASSETS - 100.0%		97,489,935

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $23,870,043, which represents 24.5% of the net assets of the Fund as of September 30, 2017.

(b) Variable rate security. The stated interest rate represents the rate in effect at September 30, 2017.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $200,923 as of September 30, 2017.
(d) Build America Bond. Represents taxable municipal obligation issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(e) Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at September 30, 2017.
(f) Restricted security. Total market value of restricted securities amounts to $142,962, which represents 0.2% of the net assets of the Fund as of September 30, 2017.
(g) Affiliated company (see Note G).

Abbreviations:
LIBOR:	London Interbank Offered Rate
USD:	United States Dollar

FUTURES	NUMBER OF CONTRACTS	EXPIRATION MONTH/YEAR	NOTIONAL AMOUNT	VALUE/NET UNREALIZED APPRECIATION (DEPRECIATION)
Short:
U.S. Ultra-Long Treasury Bond	(16)	12/17	($2,642,000)	$48,469

RESTRICTED SECURITIES	ACQUISITION DATE	COST ($)
Calvert Social Investment Foundation, Community Investment Notes, 1.50%, 12/15/19	12/15/16	150,000
See notes to financial statements.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 11

CALVERT GREEN BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2017

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $98,540,381) - including $200,923 of securities on loan	$98,687,190
Investments in securities of affiliated issuers, at value (identified cost $150,000)	142,962
Receivable for capital shares sold	397,242
Interest receivable	552,406
Interest receivable - affiliated	1,812
Securities lending income receivable	33
Deposits at broker for futures contracts	59,200
Directors' deferred compensation plan	39,366
Total assets	99,880,211

LIABILITIES
Payable for variation margin on open futures contracts	6,500
Due to custodian	64
Payable for investments purchased	1,993,680
Payable for capital shares redeemed	53,420
Deposits for securities loaned	207,900
Payable to affiliates:
Investment advisory fee	23,698
Administrative fee	9,094
Distribution and service fees	7,696
Sub-transfer agency fee	1,636
Directors' deferred compensation plan	39,366
Other	16,507
Accrued expenses	30,715
Total liabilities	2,390,276
NET ASSETS	$97,489,935

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(250,000,000 shares of $0.01 par value authorized)	$96,611,114
Accumulated undistributed net investment income	1,132
Accumulated undistributed net realized gain	689,449
Net unrealized appreciation (depreciation)	188,240
Total	$97,489,935

NET ASSET VALUE PER SHARE
Class A (based on net assets of $38,011,272 and 2,481,216 shares outstanding)	$15.32
Class I (based on net assets of $23,641,134 and 1,543,159 shares outstanding)	$15.32
Class Y (based on net assets of $35,837,529 and 2,334,414 shares outstanding)	$15.35

OFFERING PRICE PER SHARE*
Class A (100/96.25 of net asset value per share)	$15.92
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

12 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017

INVESTMENT INCOME
Interest income - unaffiliated issuers (net of foreign tax withheld of $27)	$2,010,251
Interest income - affiliated issuers	1,958
Securities lending income, net	549
Total investment income	2,012,758

EXPENSES
Investment advisory fee	233,589
Administrative fee	93,435
Distribution and service fees:
Class A	79,752
Directors' fees and expenses	5,947
Custodian fees	20,811
Transfer agency fees and expenses:
Class A	52,014
Class I	2,360
Class Y	27,804
Accounting fees	29,628
Professional fees	29,987
Registration fees:
Class A	18,199
Class I	19,254
Class Y	18,069
Reports to shareholders	13,639
Miscellaneous	20,822
Total expenses	665,310
Waiver and/or reimbursement of expenses by affiliates	(121,743)
Reimbursement of expenses-other	(1,045)
Net expenses	542,522
Net investment income (loss)	1,470,236

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CALVERT GREEN BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2017 - CONT’D

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities - unaffiliated issuers	475,114
Futures contracts	556,586
1,031,700

Net change in unrealized appreciation (depreciation) on:
Investment securities - unaffiliated issuers	(1,588,151)
Investment securities - affiliated issuers	(4,518)
Futures contracts	(12,724)
(1,605,393)

Net realized and unrealized gain (loss)	(573,693)

Net increase (decrease) in net assets resulting from operations	$896,543

See notes to financial statements.

14 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2017	Year Ended September 30, 2016
Operations:
Net investment income (loss)	$1,470,236	$1,197,474
Net realized gain (loss)	1,031,700	487,457
Net change in unrealized appreciation (depreciation)	(1,605,393)	1,793,837
Net increase (decrease) in net assets resulting from operations	896,543	3,478,768

Distributions to shareholders from:
Net investment income:
Class A shares	(541,024)	(425,728)
Class I shares	(442,121)	(521,400)
Class Y shares	(484,967)	(248,661)
Net realized gain:
Class A shares	(311,374)	(41,623)
Class I shares	(235,866)	(54,265)
Class Y shares	(187,273)	(21,662)
Total distributions to shareholders	(2,202,625)	(1,313,339)

Capital share transactions:
Class A shares	9,598,590	4,992,473
Class I shares	215,879	(5,423,865)
Class Y shares	19,162,573	8,919,797
Net increase (decrease) in net assets from capital share transactions	28,977,042	8,488,405

TOTAL INCREASE (DECREASE) IN NET ASSETS	27,670,960	10,653,834

NET ASSETS
Beginning of year	69,818,975	59,165,141
End of year (including accumulated undistributed net investment income of $1,132 and $745, respectively)	$97,489,935	$69,818,975
See notes to financial statements.

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CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS A SHARES	2017	2016	2015	2014(a)
Net asset value, beginning	$15.64	$15.14	$15.20	$15.00
Income from investment operations:
Net investment income (b)	0.26	0.25	0.23	0.17
Net realized and unrealized gain (loss)	(0.16)	0.53	0.06	0.17
Total from investment operations	0.10	0.78	0.29	0.34
Distributions from:
Net investment income	(0.26)	(0.25)	(0.22)	(0.14)
Net realized gain	(0.16)	(0.03)	(0.13)	—
Total distributions	(0.42)	(0.28)	(0.35)	(0.14)
Total increase (decrease) in net asset value	(0.32)	0.50	(0.06)	0.20
Net asset value, ending	$15.32	$15.64	$15.14	$15.20
Total return (c)	0.71%	5.21%	1.95%	2.29%
Ratios to average net assets: (d)
Total expenses	1.04%	1.12%	1.24%	1.99%	(e)
Net expenses	0.88%	0.88%	0.88%	0.88%	(e)
Net investment income	1.71%	1.64%	1.49%	1.21%	(e)
Portfolio turnover	43%	243%	444%	545%
Net assets, ending (in thousands)	$38,011	$28,987	$23,108	$10,622

(a) From October 31, 2013 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

16 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2017	2016	2015	2014(a)
Net asset value, beginning	$15.63	$15.13	$15.18	$15.00
Income from investment operations:
Net investment income (b)	0.32	0.31	0.29	0.21
Net realized and unrealized gain (loss)	(0.15)	0.53	0.06	0.18
Total from investment operations	0.17	0.84	0.35	0.39
Distributions from:
Net investment income	(0.32)	(0.31)	(0.27)	(0.21)
Net realized gain	(0.16)	(0.03)	(0.13)	—
Total distributions	(0.48)	(0.34)	(0.40)	(0.21)
Total increase (decrease) in net asset value	(0.31)	0.50	(0.05)	0.18
Net asset value, ending	$15.32	$15.63	$15.13	$15.18
Total return (c)	1.15%	5.60%	2.36%	2.58%
Ratios to average net assets: (d)
Total expenses	0.68%	0.67%	0.76%	1.17%	(e)
Net expenses	0.50%	0.50%	0.50%	0.50%	(e)
Net investment income	2.09%	2.01%	1.89%	1.51%	(e)
Portfolio turnover	43%	243%	444%	545%
Net assets, ending (in thousands)	$23,641	$23,908	$28,540	$12,994

(a) From October 31, 2013 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

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CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS Y SHARES	2017	2016	2015	2014(a)
Net asset value, beginning	$15.67	$15.17	$15.22	$15.00
Income from investment operations:
Net investment income (b)	0.30	0.29	0.27	0.17
Net realized and unrealized gain (loss)	(0.16)	0.53	0.06	0.21
Total from investment operations	0.14	0.82	0.33	0.38
Distributions from:
Net investment income	(0.30)	(0.29)	(0.25)	(0.16)
Net realized gain	(0.16)	(0.03)	(0.13)	—
Total distributions	(0.46)	(0.32)	(0.38)	(0.16)
Total increase (decrease) in net asset value	(0.32)	0.50	(0.05)	0.22
Net asset value, ending	$15.35	$15.67	$15.17	$15.22
Total return (c)	0.96%	5.46%	2.21%	2.56%
Ratios to average net assets: (d)
Total expenses	0.76%	0.81%	1.10%	14.21%	(e)
Net expenses	0.63%	0.63%	0.63%	0.63%	(e)
Net investment income	1.94%	1.91%	1.74%	1.56%	(e)
Portfolio turnover	43%	243%	444%	545%
Net assets, ending (in thousands)	$35,838	$16,923	$7,517	$1,046

(a) From October 31, 2013 inception.
(b) Computed using average shares outstanding.
(c) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any. Total return is not annualized for periods of less than one year.

(d) Total expenses do not reflect amounts reimbursed and/or waived by the Adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

18 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Impact Fund, Inc. (the “Corporation”) was organized as a Maryland corporation on August 10, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation operates four (4) separate series, each with its own investment objective(s) and strategies, which are accounted for separately. This report contains the financial statements and financial highlights of Calvert Green Bond Fund (the “Fund”). The Corporation is authorized to issue 2 billion shares of common stock, $0.01 par value per share, of which 250 million shares have been allocated to the Fund.
The Fund is diversified. The investment objective of the Fund is to seek to maximize income, to the extent consistent with preservation of capital, primarily through investments in “green” bonds, which include those issued by companies that develop or provide products or services that seek to provide environmental solutions or that support environmental projects, among others.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.80% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the “Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of securities and financial instruments of the Fund to the Fund’s investment adviser (the “Adviser”) and has provided these Procedures to govern the Adviser in its valuation duties.
The Adviser has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated. The Valuation Committee meets on a regular basis to review investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality purchased

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with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
The Calvert Funds adopted amended Valuation Policies and Procedures effective June 21, 2017. The amended Valuation Policies and Procedures primarily changed from the use of bid price to the mean of the bid and asked price for debt securities and resulted in an increase in the Fund’s NAV per share of $0.01.
Floating Rate Loans. Interests in floating rate loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2017, based on the inputs used to value them:

INVESTMENTS IN SECURITIES - ASSETS	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Corporate Bonds	$—	$52,743,121	$—	$52,743,121
Sovereign Government Bonds	—	16,472,113	—	16,472,113
Asset-Backed Securities	—	9,205,396	—	9,205,396
Taxable Municipal Obligations	—	8,138,607	—	8,138,607
U.S. Government Agency Mortgage-Backed Securities	—	6,085,634	—	6,085,634
U.S. Government Agencies and Instrumentalities	—	989,839	—	989,839
Commercial Mortgage-Backed Securities	—	445,942	—	445,942
High Social Impact Investments	—	142,962	—	142,962
Time Deposit	—	4,398,638	—	4,398,638
Short Term Investment of Cash Collateral for Securities Loaned	207,900	—	—	207,900
TOTAL	$207,900	$98,622,252	$—	$98,830,152

DERIVATIVE INSTRUMENTS - ASSETS
Futures Contracts(1)	$48,469	$—	$—	$48,469

(1) The value listed reflects unrealized appreciation (depreciation) as shown in the Schedule of Investments.
There were no transfers between Level 1 and Level 2 during the year ended September 30, 2017.

20 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign interest, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund earns certain fees in connection with its investments in floating rate loans. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees, which are recorded to income as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Floating Rate Loans: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE B — RELATED PARTY TRANSACTIONS
Effective December 31, 2016, Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), became the investment adviser to the Fund following a transaction between CRM and certain of its affiliates and Calvert Investment Management, Inc. (CIM) and certain of its affiliates, pursuant to which CRM acquired substantially all of the business assets of CIM after satisfying various closing conditions, including shareholder approval of a new investment advisory agreement between the Fund and CRM (the “Transaction”).
For its services pursuant to the new investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.30% of the Fund’s average daily net assets. Prior to December 31, 2016, CIM, a direct subsidiary of Calvert Investments, Inc. and an indirect subsidiary of Ameritas Holding Company, provided investment advisory services to the Fund. For its services, CIM received a fee at the same annual rate as the Fund’s investment advisory agreement with CRM. For the year ended September 30, 2017, the investment advisory fee amounted to $233,589, of which $182,116 was paid to CRM and $51,473 was paid to CIM.
CRM (CIM for the period October 1, 2016 through December 30, 2016) has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.88%, 0.50% and 0.63% (0.85%, 0.50% and 0.63% effective October 1, 2017) for Class A, Class I and Class Y, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2019. For the year ended September 30, 2017, CRM waived or reimbursed expenses of $88,063 and CIM waived or reimbursed expenses of $29,409.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class Y and is payable monthly. CRM has agreed to contractually waive 0.02% of the administrative fee through January 31, 2018 for Class I. Prior to December 31, 2016, Calvert Investment Administrative Services, Inc. (CIAS), an affiliate of CIM, provided administrative services to the Fund at an annual rate of 0.12% of the Fund’s average daily net assets, payable monthly. In addition, CIAS contractually waived administrative fees of 0.02% for the period October 1, 2016 through December 30, 2016 for Class I. For the year ended September 30, 2017, CRM was paid administrative fees of $72,846, of which $3,123 were waived and CIAS was paid administrative fees of $20,589, of which $1,148 were waived.
As of December 31, 2016, the Fund has in effect a new distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act, which was approved by the Board and shareholders of the Fund. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund, as well as for personal and/or account maintenance services provided. Prior to December 31, 2016, the Fund had in effect a distribution plan for Class A shares which permitted the Fund to pay certain expenses associated with the distribution and servicing of its Class A shares not to exceed 0.50% of the Fund’s average daily net assets with respect to such class. The fees were paid to Calvert Investment Distributors, Inc. (CID), an affiliate of CIM and the Fund’s former distributor and principal underwriter. Distribution and service fees paid or accrued for the year ended September 30, 2017 amounted to $79,752 or 0.25% per annum of Class A’s average daily net assets, of which $61,628 was paid to EVD and $18,124 was paid to CID.
The Fund was informed that EVD and CID received $12,525 and $2,993, respectively, as their portion of the sales charge on sales of Class A shares for the year ended September 30, 2017. The Fund was also informed that EVD and CID received $4 and $0, respectively, of contingent deferred sales charges paid by Fund shareholders for the same period.
Effective December 31, 2016, EVM provides sub-transfer agency services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For its services, EVM receives an annual fee of $8 per shareholder account. Prior to December 31, 2016, Calvert Investment Services, Inc. (CIS), an affiliate of CIM, acted as the shareholder servicing agent for the Fund and received a fee at the same rate as is paid to EVM. For the year ended September 30, 2017, sub-transfer agency fees paid to EVM were $11,346 and shareholder servicing fees paid to CIS were $1,534. Such fees are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $52,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $10,000 annual retainer and Committee chairs receive an additional $6,000

22 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

annual retainer. Prior to December 31, 2016, each Director of the Fund who was not an employee of CIM or its affiliates received a fee of $3,000 for each Board meeting attended plus an annual fee of $52,000. Committee members received $500 for each Committee meeting attended plus an annual fee of $2,500. Committee chairs received an additional annual retainer ranging from $6,000 to $10,000. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert Funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert Funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM and, prior to December 31, 2016, of CIM or their affiliates are/were paid by CRM and CIM, respectively. In addition, in connection with the Transaction, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by CIM and Ameritas Holding Company for a period of up to three years through December 30, 2019. For the year ended September 30, 2017, the Fund’s allocated portion of such expense and reimbursement was $1,045, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year ended September 30, 2017, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including paydowns and principal repayments on floating rate loans, were $52,741,325 and $28,524,642, respectively. Purchases and sales of U.S. government and agency securities, including paydowns, were $6,682,196 and $4,712,469, respectively.
The tax character of distributions declared for the years ended September 30, 2017 and September 30, 2016 was as follows:

	Year Ended September 30,
	2017	2016
Distributions declared from:
Ordinary income	$1,875,004	$1,313,339
Long-term capital gains	$327,621	$—
During the year ended September 30, 2017, accumulated undistributed net realized gain was increased by $1,737 and accumulated undistributed net investment income was decreased by $1,737 due to differences between book and tax accounting for paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$237,553
Undistributed long-term capital gains	$502,359
Net unrealized appreciation (depreciation)	$138,909
The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of short-term capital gains and temporary book-tax differences that will reverse in a subsequent period. These differences are primarily due to wash sales and futures contracts.
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at September 30, 2017, as determined on a federal income tax basis, were as follows:

Federal tax cost of investments	$98,691,243
Gross unrealized appreciation	$668,985
Gross unrealized depreciation	(530,076)
Net unrealized appreciation (depreciation)	$138,909

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 23

NOTE D — FINANCIAL INSTRUMENTS
A summary of futures contracts outstanding at September 30, 2017 is included in the Schedule of Investments. During the year ended September 30, 2017, the Fund used futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.
At September 30, 2017, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk was as follows:

Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Net unrealized appreciation (depreciation)	$48,469*	$—*

* Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended September 30, 2017 was as follows:

	Statement of Operations Caption
Derivative	Net realized gain (loss) on futures contracts	Net change in unrealized appreciation (depreciation) on futures contracts
Futures contracts	$556,586	($12,724)
The average notional cost of futures contracts (short) outstanding during the year ended September 30, 2017 was approximately $6,626,000.
NOTE E — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSB), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2017, the total value of securities on loan, including accrued interest, was $203,047 and the total value of collateral received was $207,900.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2017.

24 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$207,900	$—	$—	$—	$207,900
Total					$207,900
The carrying amount of the liability for deposits for securities loaned at September 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note A) at September 30, 2017.
NOTE F — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and SSB. Under the agreement, which expires on August 7, 2018, SSB provides an unsecured line of credit facility in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the renewal of the uncommitted facility. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2017. Average borrowings and the weighted average interest rate (excluding fees) for the year ended September 30, 2017 were $22,483 and 2.04%, respectively.
NOTE G — AFFILIATED COMPANIES
The Fund invests a portion of its assets designated for high social impact investments in notes issued by the Calvert Social Investment Foundation (the “Foundation”) pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission (the “SEC”). The Fund relies on exemptive relief to invest in the notes because the Fund’s investments in the notes may be considered prohibited transactions between affiliated persons under the 1940 Act. The Foundation may be considered an affiliated person of the Calvert Funds based on the overlap between the Foundation’s Board of Directors and the Calvert Funds’ Directors/Trustees and other potential affiliations. The Foundation has licensed use of the Calvert name from the Adviser, and the Adviser’s President and Chief Executive Officer serves on the Foundation Board. The Foundation is not owned or otherwise controlled by the Adviser or its affiliates.
In addition, an affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2017, the value of the Fund’s investment in affiliated companies was $142,962, which represents 0.15% of the Fund’s net assets. Transactions in affiliated companies by the Fund for the year ended September 30, 2017 were as follows:

Name of Affiliated Company	Principal Amount, beginning of period	Gross Additions	Gross Reductions	Principal Amount, end of period	Value, end of period	Interest Income	Net Realized Gain (Loss)	Capital Gain Distributions Received	Change in Unrealized Appreciation (Depreciation)
High Social Impact Investments
Calvert Social Investment Foundation, Community Investment Notes:
0.50%, 3/18/17	$150,000	$—	($150,000)	$—	$—	$146	$—	$—	$2,520
1.50%, 12/15/19	—	150,000	—	150,000	142,962	1,812	—	—	(7,038)
TOTALS					$142,962	$1,958	$—	$—	($4,518)

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NOTE H — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,205,915	$18,405,961	991,419	$15,125,309
Reinvestment of distributions	52,380	796,669	28,602	437,836
Shares redeemed	(630,894)	(9,604,040)	(692,812)	(10,570,672)
Net increase	627,401	$9,598,590	327,209	$4,992,473

Class I
Shares sold	923,568	$14,035,718	514,500	$7,914,990
Reinvestment of distributions	30,274	460,788	22,974	350,816
Shares redeemed	(940,001)	(14,280,627)	(894,121)	(13,689,671)
Net increase (decrease)	13,841	$215,879	(356,647)	($5,423,865)

Class Y
Shares sold	1,757,478	$26,819,232	833,800	$12,785,483
Reinvestment of distributions	39,103	596,950	13,433	206,521
Shares redeemed	(542,219)	(8,253,609)	(262,780)	(4,072,207)
Net increase	1,254,362	$19,162,573	584,453	$8,919,797
The Board approved the termination of the Fund’s Class Y shares. Effective December 8, 2017, Class Y shares of the Fund will convert to Class I shares at net asset value. Thereafter, Class Y shares will be terminated.

26 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Green Bond Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Green Bond Fund (the “Fund”), a series of Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Green Bond Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Philadelphia, Pennsylvania
November 22, 2017

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 27

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2017, $1,002,466 or, if subsequently determined to be different, the net capital gain of such year.

28 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Impact Fund, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 37 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Compliance Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Social Investment Foundation.

Independent Directors
Richard L. Baird, Jr 1948	Director	2005
Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.
Directorships in the Last Five Years. None.

Alice Gresham Bullock(2) 1950	Chair & Director	2016
Professor at Howard University School of Law (retired June 2016). She is former Dean of Howard University School of Law (1996-2002) and Deputy Director of the Association of American Law Schools (1992-1994).
Directorships in the Last Five Years. None.

Cari M. Dominguez(2) 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr. 1948	Director	2005
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Directorships in the Last Five Years. Ariel Funds (3) (asset management) (through December 31, 2011); Calvert Social Investment Foundation; Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2000
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (now Carr Riggs & Ingram) (public accounting firm), November 1999 - September 2014).
Directorships in the Last Five Years. Bridgeway Funds (14) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited (restaurant) (dissolved September 2016); Palm Management Restaurant Corporation.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited) 29

Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Anthony A. Williams(2) 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present) (economic development non-profit organization); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (now Dentons) (law firm) (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (now Gartner Inc.) (global research and Advisory company) (January 2010 to January 2012); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009).
Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force (non-profit organization); Chesapeake Bay Foundation (independent conservation organization); Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Position with Corporation	Position Start Date	Principal Occupation During Past Five Years

Hope Brown 1973	Chief Compliance Officer	2014
Chief Compliance Officer of 37 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012).

Maureen A. Gemma(3) 1960	Secretary and Vice President	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of Eaton Vance Management (“EVM”) and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 37 registered investment companies advised by CRM. Also Vice President of EVM and certain of its affiliates and officer of 176 registered investment companies advised or administered by EVM.

(1) Mr. Streur is an interested person of the Fund because of his positions with each Fund’s Adviser and certain affiliates.
(2) Mmes. Bullock and Dominguez and Mr. Williams began serving as Directors effective December 23, 2016.
(3) The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110. Ms. Gemma and Mr. Kirchner began serving as Officers effective December 31, 2016.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

30 www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, the Calvert organization may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities within the Calvert organization: the Calvert family of funds and Calvert Research and Management. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial advisor, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial advisor. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT GREEN BOND FUND	CALVERT FUNDS
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Regular Mail
Calvert Funds
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Funds
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
www.calvert.com
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Municipal Funds
Responsible Municipal Income Fund
Taxable Bond Funds
Bond Fund
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Duration Income Fund
High Yield Bond Fund
Green Bond Fund
Absolute Return Bond Fund
Floating-Rate Advantage Fund
Balanced and Asset Allocation Funds
Balanced Fund
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Fund
US Large-Cap Core Responsible Index Fund
US Large-Cap Value Responsible Index Fund
US Large-Cap Growth Responsible Index Fund
US Mid-Cap Core Responsible Index Fund
International Responsible Index Fund
Mid-Cap Fund
International Equity Fund
Small-Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert funds at 800-368-2745.
Printed on recycled paper.

24201 9.30.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make immaterial changes. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2016 and September 30, 2017 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/16	%*	9/30/17	%*

Audit Fees	$92,390	0%	$80,453	0%

Audit-Related Fees	$0	0%	$0	0%

Tax Fees	$34,531	0%	$18,000	0%

All Other Fees	$0	0%	$0	0%

Total	$126,921	0%	$98,453	0%

*Percentage of fees approved by the Audit Committee pursuant to (c )(7)(i)(C ) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/17
$	%*	$	%*

$0	0%	$63,000	0%
*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)        Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)    Treasurer’s Section 302 certification.
(a)(2)(ii)    President’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:    November 22, 2017

By:    /s/ John H. Streur
John H. Streur
President

Date:    November 22, 2017